SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                           THE NEW YORK TIMES COMPANY
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


 /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
 / / $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each Class of securities to which transaction applies:
        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        ________________________________________________________________________

    (1) Amount Previously Paid:
        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

    (3) Filing Party:
        ________________________________________________________________________

    (4) Date Filed:
        ________________________________________________________________________

     LOGO                 Notice of 1994
                          Annual Meeting
                        and Proxy Statement

The New York Times Company
229 West 43rd Street, New York, NY 10036
212-556-1234

       The New York Times Company
       229 West 43d Street, New York, N. Y. 10036 (212) 556-1234

                                                                  March 21, 1994

To Our Stockholders:

     Our 1994 Annual Meeting of Stockholders will be held on Tuesday, April 19, at 8:30 A.M., local time, at the Boston Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116.

     The accompanying Notice of Annual Meeting and Proxy Statement set forth the business intended to be transacted. Time will be made available for a discussion of these items as well as for other questions about the business affairs of the Company. As usual, all stockholders will be sent a report of the meeting.

     This year our meeting will be held in Boston, Massachusetts, home of The Boston Globe. The Globe joined The Times Company group last October. We are proud to include this unique property, with its powerful franchise and its reputation for quality and integrity, in our family. A map showing you how to reach the meeting site appears on the outside back cover of this Proxy Statement.

     It is important that your shares be represented at the meeting, whether or not you are personally able to attend. Accordingly, please sign, date and mail the enclosed proxy card in the return envelope as promptly as possible. Your cooperation in this regard will be very much appreciated.

Sincerely yours,

ARTHUR OCHS SULZBERGER
Chairman

       The New York Times Company
       229 West 43d Street, New York, N. Y. 10036 (212) 556-1234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held April 19, 1994

TO THE HOLDERS OF CLASS A AND CLASS B COMMON STOCK OF
THE NEW YORK TIMES COMPANY:

     The Annual Meeting of the holders of the Class A and Class B Common Stock of The New York Times Company (the "Company") will be held at the Boston Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116, on Tuesday, April 19, 1994, at 8:30 A.M., local time, for the following purposes:

        1. To elect a Board of 16 members;

        2. To consider and act upon a proposal to amend the Company's Employee Stock Purchase Plan to reserve an additional 6,000,000 shares of Class A Common Stock for sale under the Plan;

        3. To ratify the selection of Deloitte & Touche, independent certified public accountants, as auditors for the year ending December 31, 1994; and

        4. To transact such other business as may properly come before the meeting.

     Holders of the Class A and Class B Common Stock of record at the close of business on February 28, 1994, are entitled to notice of and to vote at this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of five of the 16 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote for the amendment to the Company's Employee Stock Purchase Plan and the ratification of the selection of Deloitte & Touche as auditors for 1994. Class B stockholders are entitled to vote for the election of 11 of the 16 directors and on all other matters presented to the meeting.

New York, N.Y.
March 21, 1994

By Order of the Board of Directors

LAURA J. CORWIN
Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF INSURING A QUORUM AT THE MEETING.

                           THE NEW YORK TIMES COMPANY

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                                                               Page


Solicitation of Proxies.................................................................................          1
     Voting Securities of the Company...................................................................          1
     Principal Holders of Common Stock..................................................................          1
     Security Ownership of Management...................................................................          4
     The 1986 Trusts....................................................................................          6
     Globe Voting Trust and Jordan Voting Trust.........................................................          7
Proposal Number 1: Election of Directors................................................................          9
     Class A Directors..................................................................................          9
     Class B Directors..................................................................................         11
     Interest of Directors in Certain Transactions of the Company.......................................         14
     Certain Information about the Board of Directors...................................................         15
     Compensation of Directors; Liability and Reimbursement Insurance...................................         16
Compensation of Executive Officers......................................................................         17
     Summary Compensation Table.........................................................................         17
     Option Grants in Last Fiscal Year..................................................................         18
     Aggregated Option Exercises in Last Fiscal Year, and FY-End
        Option Values...................................................................................         19
     Pension Plan Table.................................................................................         19
     Performance Presentation...........................................................................         20
     Compensation Committee Report......................................................................         20
     Compensation Committee Interlocks and Insider Participation........................................         23
Proposal Number 2: Amendment of Employee Stock Purchase Plan............................................         23
     Description of the Stock Purchase Plan.............................................................         23
     Federal Income Tax Consequences of Participation in the Stock
        Purchase Plan...................................................................................         24
     Current Offering...................................................................................         25
Proposal Number 3: Selection of Auditors................................................................         25
Other Matters...........................................................................................         26
     Discretionary Authority to Vote Proxy..............................................................         26
     Annual Report; Annual Report on Form 10-K..........................................................         26
     Submission of Stockholder Proposals................................................................         26
Appendix: 1993 Financial Report.........................................................................        App

THE NEW YORK TIMES COMPANY
PROXY STATEMENT
1994 ANNUAL MEETING OF STOCKHOLDERS
- - --------------------------------------------------------------------------------
SOLICITATION OF
PROXIES
- - --------------------------------------------------------------------------------

     The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held April 19, 1994, and at any adjournment or adjournments thereof. A proxy may be revoked by notice in writing to the Secretary at any time prior to the exercise thereof or by execution of a proxy bearing a later date. Each valid proxy received in time will be voted at the meeting, and, if a choice is specified, it will be voted in accordance with such specification. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about March 21, 1994. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses of sending proxy material to their principals, will be borne by the Company. The Company has engaged Georgeson & Co., Inc. to assist in the solicitation of proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, telegraph and facsimile for a fee of $6,000 plus out-of-pocket expenses. In addition, proxies may be solicited by officers of the Company in person or by mail, telephone, telegraph or facsimile.

VOTING SECURITIES OF THE COMPANY

     The Company has two classes of outstanding voting securities, the Class A Common Stock, 10 cents par value, and the Class B Common Stock, 10 cents par value. As of February 28, 1994, there were outstanding 106,461,863 shares of Class A Common Stock and 431,681 shares of Class B Common Stock. Only holders of record of the Class A or Class B Common Stock at the close of business on February 28, 1994, are entitled to vote at the meeting.

     Each share of stock is entitled to one vote. The Class A stockholders have limited voting rights and are entitled to vote for the election of five of the 16 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the amendment to the Company's Employee Stock Purchase Plan and for the ratification of the selection of Deloitte & Touche as auditors for the year ending December 31, 1994. The Class B stockholders are entitled to vote for the election of 11 of the 16 directors and on all other matters presented to the meeting.

PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 28, 1994, more than 5% of the outstanding shares of either Class A or Class B Common Stock:

NAME AND ADDRESS                                                                  SHARES (%)
- - --------------------------------------------------------------------  ----------------------------------
                                                                         CLASS A             CLASS B
                                                                      -------------         ---------
1986 Trusts 1,2.....................................................      3,694,050(3.5%)  369,405(85.6%)
229 West 43d Street
New York, NY
Marian S. Heiskell 1,2,3,4..........................................      6,571,417(6.2%)   370,890(85.9%)
229 West 43d Street
New York, NY
Ruth S. Holmberg 1,2,3,5............................................      7,217,088(6.8%)   370,590(85.8%)
117 Tenth Street
Chattanooga, TN

NAME AND ADDRESS                                                                   SHARES (%)
- - --------------------------------------------------------------------  -----------------------------------
                                                                         CLASS A               CLASS B
                                                                      -------------         -------------
Judith P. Sulzberger 1,2,3..........................................      7,152,795(6.7%)   370,590(85.8%)
229 West 43d Street
New York, NY
Arthur Ochs Sulzberger 1,2,3,6......................................      7,945,379(7.4%)   371,190(86%)
229 West 43d Street
New York, NY
Jordan Voting Trust 7...............................................      6,608,787(6.2%)         0
William O. Taylor, Robert A. Lawrence
and Roland D. Grimm, Trustees
c/o Boston Safe Deposit & Trust Co.
One Boston Place
Boston, MA 02108
William O. Taylor 7,8...............................................     11,789,426(11.1%)         0
135 Morrissey Boulevard
Boston, MA 02107
Robert A. Lawrence 7................................................      6,626,787(6.2%)         0
Saltonstall & Co.
50 Congress Street
Boston, MA 02109
Roland D. Grimm 7...................................................      6,614,508(6.2%)         0
P.O. Box 8680
St. Thomas, V.I. 00801
INVESCO PLC 9.......................................................      6,065,322(5.7%)         0
11 Devonshire Square
London EC2M 4YR
England


- - ---------------
 1. Each of Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger, as trustees of the 1986 Trusts (as defined below in "The 1986 Trusts"), share voting and investment power with respect to the shares owned by the 1986 Trusts, and thus under current Securities and Exchange Commission ("SEC") regulations, each may be deemed a beneficial owner of the shares held by such 1986 Trusts. The shares held by the 1986 Trusts are included in the amounts listed in this table opposite the names of all four of the foregoing persons. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

 2. Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. Ownership of Class B Common Stock is therefore deemed to be beneficial ownership of Class A Common Stock under current SEC regulations. For purposes of the table of Class A ownership, it has been assumed that each person listed therein as holding Class B Common Stock has converted into Class A Common Stock all shares of Class B Common Stock of which that person is deemed the beneficial owner. Thus all shares of Class B Common Stock held by the 1986 Trusts and by Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger have been included in the calculation of the total amount of Class A Common Stock owned by each such person as well as in the calculation of the total amount of Class B Common Stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

 3. The holdings of Class A Common Stock recorded for Mrs. Heiskell, Mrs. Holmberg, Mr. Sulzberger and Dr. Sulzberger include 54,600 shares of Class A Common Stock held by The Sulzberger Foundation, Inc., a private foundation of which they are officers and directors. The holdings of Class A Common Stock recorded for each of Mrs. Heiskell, Mrs. Holmberg and Dr. Sulzberger include 3,000 shares which could be acquired within 60 days under the Company's Non-Employee Directors' Stock Option Plan.

 4. The holdings of Class A Common Stock recorded for Mrs. Heiskell include 28,806 shares of Class A Common Stock held by a trust of which Mrs. Heiskell is a trustee, which was created by Mrs. Heiskell's mother for one of her grandchildren.

 5. The holdings of Class A Common Stock recorded for Mrs. Holmberg include 5,040 shares of Class A Common Stock held by three trusts of which Mrs. Holmberg is a trustee, which were created by Mr. Holmberg for his children.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

 6. The holdings of Class A Common Stock recorded for Mr. Sulzberger include 28,806 shares of Class A Common Stock held by a trust of which Mr. Sulzberger is a trustee, which was created by his mother for one of her grandchildren (who is a child of Mr. Sulzberger), 750,000 shares of Class A Common Stock held by a trust created by Mrs. Heiskell of which Mr. Sulzberger is the trustee, and 126,410 shares of Class A Common Stock which could be acquired pursuant to options granted under the Company's Executive Incentive Compensation Plan and the Company's 1991 Executive Stock Incentive Plan (the "Plans"). The holdings of Class A Common Stock recorded for Mr. Sulzberger exclude 200,180 shares of Class A Common Stock owned by his wife as her separate property. Mr. Sulzberger disclaims beneficial ownership of such shares. Mr. Sulzberger also holds 40,821 retirement units (right under the Plans to receive shares of Class A Common Stock in ten annual installments upon retirement).


 7. Each of Mr. Taylor, Mr. Lawrence and Mr. Grimm, as trustees of the Jordan Voting Trust (as described in "Globe Voting Trust and Jordan Voting Trust"), share voting and investment power with respect to the 6,608,787 shares of Class A Common Stock held by the Jordan Trust (as defined in "Globe Voting Trust and Jordan Voting Trust"). Messrs. Taylor, Lawrence and Grimm have no economic interest in these shares and have no beneficial interest in the Jordan Trust. Because Messrs. Taylor, Lawrence and Grimm have the power to vote these shares, SEC rules also require inclusion of such shares in the Company's listing of each such person's beneficial ownership of Company stock. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. The shares in the Jordan Voting Trust are subject to the Globe Stockholders Agreement (as defined in "Globe Voting Trust and Jordan Voting Trust"). See "Globe Voting Trust and Jordan Voting Trust." The shares reported for Mr. Lawrence include 18,000 shares held directly. The shares reported for Mr. Grimm include 1,636 shares held directly and 4,085 shares which could be acquired pursuant to options granted under a stock option plan of Affiliated Publications, Inc., former parent company of The Boston Globe ("API"). These options were converted into options to purchase Class A Common Stock upon the acquisition of API by the Company.


 8. The holdings recorded for Mr. Taylor include the following shares of Class A Common Stock in which Mr. Taylor has an economic interest: (a) 218,376 shares held directly, (b) 8,437 shares held by a trust of which Mr. Taylor is a co-trustee and sole beneficiary, (c) 63,419 shares held through ownership of units in the Globe Voting Trust (as defined in "Globe Voting Trust and Jordan Voting Trust") by a trust of which Mr. Taylor is a co-trustee and sole beneficiary, (d) 426 shares held through ownership of units in the Globe Voting Trust by Mr. Taylor, (e) 630 shares held by Mr. Taylor's wife, and (f) 35,176 shares which could be acquired pursuant to options granted under stock option plans of API. These options were converted into options to purchase Class A Common Stock upon the acquisition of API by the Company. In addition, the holdings recorded for Mr. Taylor include the 6,608,787 shares held by the Jordan Voting Trust as described in note 7. Finally, the holdings recorded for Mr. Taylor also include 4,854,175 shares of Class A Common Stock held through various trusts, other than the Jordan Voting Trust, of which Mr. Taylor is co-trustee. Of these shares, 4,757,275 have been deposited with the Globe Voting Trust. Mr. Taylor has no economic interest in these shares and is not a beneficiary of any such trust with respect to such shares. Because Mr. Taylor shares the power to vote, and in some cases, to dispose of or direct the disposition of, these shares, SEC rules require inclusion of such shares in the Company's listing of his beneficial ownership of Company stock. Of the shares of Class A Common Stock recorded as beneficially owned by Mr. Taylor, 9,020,109 shares, including 2,208,718 shares held through the Globe Voting Trust, are subject to the Globe Stockholders Agreement. See "Globe Voting Trust and Jordan Voting Trust."


 9. According to information contained in its filing with the SEC pursuant to
    Section 13(g) of the Securities Exchange Act of 1934, as of December 31, 1993, INVESCO PLC shared voting and investment power over 6,065,322 shares of Class A Common Stock with its subsidiaries, INVESCO North American Group, Ltd., INVESCO, Inc., INVESCO North American Holdings, Inc., INVESCO Capital Management, Inc., and INVESCO Management & Research, Inc. According to such filing, such shares were acquired for other persons in the ordinary course of business, none of whose interests exceed 5% of the outstanding Class A Common Stock, and were not acquired for the purpose of and do not have the
    effect     of changing or influencing the control of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the beneficial ownership, reported to the Company as of February 28, 1994, of Class A Common Stock, Class B Common Stock and 5 1/2% Cumulative Prior Preference Stock, including shares as to which a right to acquire ownership exists (for example, by the exercise of stock options, or the conversion of Class B Common Stock into Class A Common Stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director and nominee, the chief executive officer and the four other most highly compensated executive officers of the Company and all directors, nominees and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1986 Trusts, the Globe Voting Trust and the Jordan Voting Trust, whose trustees share voting and, in some cases, investment power with respect thereto. See "1986 Trusts" and "Globe Voting Trust and Jordan Voting Trust."

                                                                              5 1/2%
                                                                         CUMULATIVE PRIOR
                                                     COMMON STOCK        PREFERENCE STOCK
                                               ------------------------  -----------------
                                                  CLASS A      CLASS B
                                               -------------  ---------
John F. Akers1...............................          7,000(*)         0             0
  Director
Richard L. Gelb1.............................         12,000(*)         0             0
  Director
Louis V. Gerstner, Jr.2......................          4,500(*)         0             0
  Director
David L. Gorham3.............................         71,023(*)         0             0
  Senior Vice President and Chief Financial
  Officer
Marian S. Heiskell...........................           (**)    (**)                 0
  Director
A. Leon Higginbotham, Jr.4...................          1,200(*)         0             0
 Director
Ruth S. Holmberg.............................           (**)    (**)               698    (3.9%)
  Director
Robert A. Lawrence...........................          (***)          0              0
  Director
Walter E. Mattson5...........................        121,189(*)         0             0
 Director
George B. Munroe2............................          4,000(*)         0             0
  Director
Charles H. Price II1.........................          4,000(*)         0             0
  Director
Lance R. Primis6.............................        116,039(*)         0             0
 President
Michael E. Ryan7.............................        132,671(*)         0             0
 Senior Vice President
George L. Shinn1.............................          5,000(*)         0             0
  Director
Donald M. Stewart1...........................          3,201(*)         0             0
  Director
Arthur Ochs Sulzberger.......................           (**)    (**)               185    (1%)
  Chairman of the Board and Chief Executive
  Officer
Arthur Ochs Sulzberger, Jr.8.................         89,490(*)       480(*)           180    (1%)
 Publisher of The New York Times
Judith P. Sulzberger.........................           (**)    (**)               185    (1%)
  Director
William O. Taylor............................          (***)          0              0
  Director, Publisher of The Boston Globe and
  Chief Executive Officer of Globe Newspaper
  Company

                                                                              5 1/2%
                                                                         CUMULATIVE PRIOR
                                                     COMMON STOCK        PREFERENCE STOCK
                                               ------------------------  -----------------
                                                  CLASS A      CLASS B
                                               -------------  ---------
Cyrus R. Vance1..............................          9,200(*)         0             0
  Director
All Directors, Nominees and Executive
Officers9 (34 individuals)...................     30,453,812  8%)   376,084  7%)         1,248(7%)

- - ---------------
  * Less than 1%.

 ** See "Principal Holders of Common Stock" and "1986 Trusts."

*** See "Principal Holders of Common Stock" and "Globe Voting Trust and Jordan
    Voting Trust."

1. The amount reported for this director includes 3,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

2. The amount reported for this director includes 2,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.


3. The amount reported for Mr. Gorham includes 12,688 shares of Class A Common Stock owned, including 400 shares held by Mr. Gorham's children, the beneficial ownership of which Mr. Gorham disclaims, and 58,335 shares which could be acquired within 60 days pursuant to options under the Company's 1991 Executive Stock Incentive Plan and Executive Incentive Compensation Plan (the "Plans") (see "Compensation of Executive Officers," table of "Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values"). Mr. Gorham also holds 2,615 retirement units (right under the Plans to receive shares of Class A Common Stock in ten annual installments upon retirement).


4. The amount reported for this director includes 1,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

5. The amount reported for Mr. Mattson includes 20,457 shares of Class A Common Stock owned, and 100,732 shares which could be acquired within 60 days pursuant to options under the Company's Plans. Mr. Mattson also holds 15,703 retirement units (right under the Plans to receive shares of Class A Common Stock in ten annual installments upon retirement).

6. The amount reported for Mr. Primis includes 37,399 shares of Class A Common Stock owned, including 1,600 shares held as custodian for Mr. Primis's minor children, the beneficial ownership of which Mr. Primis disclaims, and 78,640 shares which could be acquired within 60 days pursuant to options under the Company's Plans (see "Compensation of Executive Officers," table of "Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values").

7. The amount reported for Mr. Ryan includes 71,106 shares of Class A Common Stock owned, and 61,565 shares which could be acquired within 60 days pursuant to options under the Company's Plans (see "Compensation of Executive Officers," table of "Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values"). Mr. Ryan also holds 8,258 retirement units (right under the Plans to receive shares of Class A Common Stock in ten annual installments upon retirement).

8. The amount reported for Mr. Sulzberger, Jr. includes 12,218 shares of Class A Common Stock owned, 6,650 shares held in trust for his children, and 3,105 shares held by trusts of which Mr. Sulzberger, Jr. is a trustee, which were created by Mr. Sulzberger, Jr.'s cousin for the benefit of the latter's children. Mr. Sulzberger, Jr. disclaims beneficial ownership of all of these shares of Class A Common Stock except the 12,218 shares owned by him directly. The amount reported also includes 67,037 shares which could be acquired within 60 days pursuant to options under the Company's Plans (see "Compensation of Executive Officers," table of "Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values") and 480 shares which could be acquired upon conversion of Mr. Sulzberger, Jr.'s 480 shares of Class B Common Stock. The holdings of Class A Common Stock recorded for Mr. Sulzberger, Jr. exclude 660 shares held by Mr. Sulzberger's wife as custodian for their minor children. Mr. Suzberger, Jr. disclaims beneficial ownership of these shares.

9. Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. Ownership of Class B Common Stock is therefore deemed to be beneficial ownership of Class A Common Stock under SEC regulations. For purposes of the presentation of ownership of Class A Common Stock in this table, it
                                         (Footnotes continued on following page)

(Footnotes continued from preceding page) has been assumed that each director, nominee and executive officer has converted into Class A Common Stock all shares of Class B Common Stock of which that person is deemed the beneficial owner. Thus all shares of Class B Common Stock held by the directors, nominees and executive officers, including shares held by the 1986 Trusts, have been included in the calculation of the total amount of Class A Common Stock owned by such group as well as in the calculation of the total amount of Class B Common Stock owned by such group.

     The Company's directors and executive officers are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all filing requirements were met by its directors and executive officers during 1993 except for the following: Mr. Mattson inadvertently filed late reports on (a) an option exercise in September 1993 and (b) the crediting and reinvestment by the Company of dividend equivalents payable on retirement units held in his account. Retirement units are rights under the Company's Plans to receive Class A Common Stock in ten annual installments upon retirement.

THE 1986 TRUSTS

     Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger, and Mr. Sulzberger (the "grantors") (see "Principal Holders of Common Stock") have executed indentures creating four separate trusts (the "1986 Trusts"), one for the benefit of each of the grantors and his or her family. Each grantor transferred to the 1986 Trust for his or her family the shares of Class B Common Stock and a portion of the Class A Common Stock that he or she inherited from Adolph S. Ochs.

     The grantors are the initial trustees of the 1986 Trusts. Each of the 1986 Trusts will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of the mother of the grantors, Mrs. Iphigene Ochs Sulzberger ("Mrs. Sulzberger") living on August 5, 1986. Each Indenture of Trust is subject to the terms and provisions of a shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B Common Stock transferred to the 1986 Trusts by requiring, prior to any sale or transfer, the offering of those shares among the other family shareholders (including the 1986 Trusts) and then to the Company at the Class A Common Stock market price then prevailing (or if the Company is the purchaser, at the option of the selling shareholder, in exchange for Class A Common Stock on a share-for-share basis), and the conversion of such shares into Class A Common Stock if such purchase rights are not exercised and the shares are to be transferred to a person or persons other than family shareholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

     In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B Common Stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing shareholder will convert his or her shares of Class B Common Stock into Class A Common Stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A Common Stock would receive in such a transaction. Except for the foregoing, each signing shareholder has agreed not to convert any shares of Class B Common Stock received from a trust created under the will of Adolph S. Ochs into Class A Common Stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986. The trustees of the 1986 Trusts have also signed the Shareholders Agreement and become parties thereto.

     The trustees of each 1986 Trust, subject to the limited exceptions described below, are directed to retain the Class B Common Stock held in each 1986 Trust and not to sell, distribute or convert such shares into Class A Common Stock and to vote such Class B Common Stock against any merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the trustees unless they unanimously determine that the primary objective of the 1986 Trusts, which is to maintain the editorial independence and integrity of The New York Times and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare, can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B Common Stock is distributed to the beneficiaries of the 1986 Trusts, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement. Similarly, any sale by the 1986 Trusts of Class B Common Stock upon such determination can be made only in compliance with the Shareholders Agreement.

     The trustees of each 1986 Trust are granted various powers and rights, including among others: (i) to vote all the shares of Class A and Class B Common Stock held by such 1986 Trusts; (ii) to fill any vacancy in the office of trustee; (iii) to remove any successor trustee; and (iv) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class B Common Stock or the manner in which such shares may be distributed, sold or converted. The trustees act by the affirmative vote of three trustees, except that prior to any sale or distribution of Class B Common Stock outside of the 1986 Trusts or conversion of Class B Common Stock or a vote to approve a merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the trustees, the trustees must unanimously determine that the primary purpose of the 1986 Trusts as described above is best achieved by such distribution, sale, conversion or other transaction. Unanimity is also required for the amendment of those provisions of the Trust Indenture which may be amended. An original trustee may not be removed unless physically or mentally incapable of discharging the duties of trustee.

     Upon the termination of the 1986 Trusts at the end of the stated term thereof, the shares of Class A and Class B Common Stock held by such trusts will be distributed to the descendants then living of Mrs. Sulzberger.

GLOBE VOTING TRUST AND JORDAN VOTING TRUST

     The Globe Voting Trust was established on October 1, 1954, and amended on October 1, 1993, the effective date of the Company's acquisition of API, the parent company of The Boston Globe (the "API Acquisition"). Units in the Globe Voting Trust represent 4,821,120 shares of Class A Common Stock received pursuant to the API Acquisition principally by descendants of one of the founders of The Boston Globe or by trusts for their benefit. Subject to the terms of the Globe Stockholders Agreement (as defined below), the trustees of the Globe Voting Trust have the sole power to exercise all voting rights of stockholders with respect to shares of the Company's Class A Common Stock deposited therein. Holders of Globe Voting Trust units, subject to certain disposition restrictions contained in the Globe Voting Trust, have the power to dispose, or to direct the disposition, of Globe Voting Trust Units or the underlying shares of the Company's Class A Common Stock. The Globe Voting Trust restricts the number of shares of Class A Common Stock subject thereto that can be sold by any one person in a year, restricts sales to broker's transactions and sales to the Company, and requires that prior to the sale of more than 1,000 shares in the aggregate in any calendar year, such shares in excess of 1,000 must be offered to the Company at the prevailing market price. Such restrictions and requirements do not apply to the sale or gift to another beneficiary of such trust or a descendant of one of the founders of The Boston Globe; however, in such case the transferee shall be subject to the terms of the Globe Voting Trust. To the extent any such units are subject to the Globe Stockholders Agreement, their disposition is further restricted as described below. The Globe Voting Trust terminates on September 30, 2003. William O. Taylor is one of the five trustees of the Globe Voting Trust.

     The Jordan Voting Trust was established on January 29, 1987. Units in the Jordan Voting Trust represent the 6,608,787 shares of Class A Common Stock received pursuant to the API Acquisition by a trust created by one of the founders of The Boston Globe for the benefit of his descendants (the "Jordan Trust"). The trustees of the Jordan Voting Trust share all voting rights and investment power with respect to the shares in this trust. However, all the shares of Class A Common Stock in the Jordan Voting Trust are subject to the terms of the Globe Stockholders Agreement. The Jordan Voting Trust and its underlying trust, the Jordan Trust, terminate on January 16, 1996. The beneficiaries of the Jordan Trust who receive shares of Class A Common Stock on liquidation of the trust will be offered the opportunity to deposit such shares with the Globe Voting Trust. William O. Taylor and Robert A. Lawrence are two of the three trustees of the Jordan Voting Trust and the Jordan Trust.

     Neither the Globe Voting Trust nor the Jordan Voting Trust is the beneficial owner of any of the shares of Class B Common Stock of the Company.

     Pursuant to a Stockholders Agreement entered into in connection with the API Acquisition (the "Globe Stockholders Agreement"), holders of Globe Voting Trust Units representing 2,208,718 shares of Class A Common Stock (out of 4,821,120 shares held by the Globe Voting Trust) and the trustees of the Jordan Voting Trust have agreed (a) to vote (or cause to be voted) all their shares of Class A Common Stock (8,817,505 shares in the aggregate) as recommended by the Board of Directors of the Company, with certain exceptions for certain dispositions of assets and charter and by-law amendments and (b) generally not to sell, transfer or offer to sell any such shares received pursuant to the API Acquisition. These provisions of the Globe Stockholders Agreement terminate on January 16, 1996. Management expects the trustees of the Globe Voting Trust and the Jordan Voting Trust to vote the shares in these trusts which are subject to the Globe Stockholders Agreement for the nominees for directors of the Company listed below and for the two other proposals described in this proxy statement.

- - --------------------------------------------------------------------------------
PROPOSAL NUMBER 1
ELECTION OF DIRECTORS
- - --------------------------------------------------------------------------------

     The persons named as proxies intend (unless authority is withheld) to vote for the election as directors of the persons hereinafter named (the "Nominees"), upon their nomination for such office at the Annual Meeting. Directors so elected will hold office until the next Annual Meeting and until their successors are elected and qualified.

     The Certificate of Incorporation of the Company provides that Class A stockholders have the right to vote for the election of 30% of the Board of Directors, or the nearest larger whole number, if such percentage is not a whole number. Accordingly, the Class A stockholders will elect five of the 16 directors, and Class B stockholders will elect 11 directors. Directors are elected by a plurality of the votes cast.

     The five Nominees for election as directors by the Class A stockholders are Louis V. Gerstner, Jr., A. Leon Higginbotham, Jr., Robert A. Lawrence, Charles
H. Price II and Donald M. Stewart. The 11 Nominees for election as directors by the Class B stockholders are John F. Akers, Richard L. Gelb, Marian S. Heiskell, Ruth S. Holmberg, Walter E. Mattson, George B. Munroe, George L. Shinn, Arthur Ochs Sulzberger, Judith P. Sulzberger, William O. Taylor and Cyrus R. Vance. Except as described above in "Principal Holders of Common Stock" and "The 1986 Trusts," there are no marriage, blood or adoption relationships among the Nominees. All of the Nominees are currently directors of the Company. All except Messrs. Taylor and Lawrence were elected at the Annual Meeting of Stockholders held on April 13, 1993, for which proxies were solicited. Messrs. Taylor and Lawrence were elected directors by the Board in October 1993, immediately following the consummation of the API Acquisition. Mr. Taylor was formerly Chairman of the Board of API, and Mr. Lawrence was a director of API. Their election to the Company's board was required by the Agreement and Plan of Merger, dated as of June 11, 1993, among the Company, its subsidiary, Sphere, Inc., and API (the "API Merger Agreement"). The API Merger Agreement also requires the Company to cause Messrs. Taylor and Lawrence to be nominees for director at least through the Company's 1998 annual meeting. See "Interest of Directors in Certain Transactions of the Company."

     If any of the Nominees should become unavailable for election, all uninstructed proxies will be voted for the election of such other person or persons as may be designated by the Board, but the Board has no reason to anticipate that this will occur. The following information is furnished with respect to each of the Nominees and is based on information submitted by the person named:

- - --------------------------------------------------------------------------------

                  Name, Principal Occupation, and Other Information
- - --------------------------------------------------------------------------------

CLASS A DIRECTORS

                  LOUIS V. GERSTNER, JR.
  [PHOTO] Chairman, Director and Chief Executive Officer, International Business Machines Corporation ("IBM") (information-handling systems, equipment and services) from 1993

                  Chairman, Director and Chief Executive Officer, RJR Nabisco Holdings Corp. from 1989 to 1993 (consumer products)

                  President (from 1985 to 1989), Director (from 1979 to 1989), American Express Company (diversified financial and travel services); Chairman and Chief Executive Officer (from 1982 to
                  1989), American Express Travel Related Services Company, Inc.; Director and officer of various subsidiaries of American Express Company from 1982 to 1989

                  Director of Bristol-Myers Squibb Company and RJR Nabisco Holdings Corp.

                  Director Since: 1986

                  Committee Memberships: Finance (Chairman) and Compensation

                  Age: 52

- - --------------------------------------------------------------------------------

                        Name, Principal Occupation, and Other Information
- - --------------------------------------------------------------------------------

  [PHOTO]         THE HONORABLE A. LEON HIGGINBOTHAM, JR.
                  Of counsel, Paul, Weiss, Rifkind, Wharton & Garrison (law firm) from 1993

                  Senior Circuit Judge for the United States Court of Appeals, Third Circuit (from 1991 to 1993); Chief Judge for the United States Court of Appeals, Third Circuit (from 1990 to 1991); Circuit Judge for the United States Court of Appeals, Third Circuit (from 1977 to 1991)

                  Director Since: 1993

                  Committee Memberships: Audit and Employee Retirement Income Security Act ("ERISA")

                  Age: 66

  [PHOTO]         ROBERT A. LAWRENCE
                  Partner, Saltonstall & Co. from 1984 (family trust and investment office)

                  Director and Trustee of various funds managed by Metropolitan Life Insurance Co., State Street Research and Management Co. and affiliates

                  Director Since: 1993

                  Committee Membership: Compensation

                  Age: 67

  [PHOTO]         THE HONORABLE CHARLES H. PRICE II
                  Chairman, Mercantile Bank of Kansas City from 1992, and Director, Mercantile Bancorp (bank holding company) from 1992

                  Chairman (from 1989 to 1992), President and Chief Executive Officer (from 1990 to 1992), Ameribanc, Inc. (bank holding company)

                  Director of Hanson PLC, Texaco Inc., Sprint Corporation and British Airways PLC

                  United States Ambassador to the United Kingdom of Great Britain and Northern Ireland from 1983 to 1989

                  Director Since: 1989

                  Committee Memberships: Compensation and Employee Stock Purchase Plan ("ESPP")

                  Age: 62

- - --------------------------------------------------------------------------------

                        Name, Principal Occupation, and Other Information
- - --------------------------------------------------------------------------------

  [PHOTO]         DONALD M. STEWART
                  President of The College Board from 1987 (association of high schools and colleges, sponsor of Scholastic Assessment Tests and other academic activities)

                  Director of Principal Financial Group (Bankers Life of Iowa Insurance Company) and Campbell Soup Company, Trustee, Educational Broadcasting Corporation (Thirteen/WNET-TV)

                  Director Since: 1986

                  Committee Memberships: ERISA (Chairman) and Audit

                  Age: 55

CLASS B DIRECTORS

  [PHOTO]         JOHN F. AKERS
                  Consultant and Director of various corporations

                  Chairman (from 1986 to 1993), Director (from 1983 to 1993), Chief Executive Officer (from 1985 to 1993), and President (from 1983 to 1989), IBM

                  Director of PepsiCo, Inc., Springs Industries, Inc. and Zurich Insurance Company-U.S.

                  Director Since: 1985

                  Committee Memberships: Compensation and Finance

                  Age: 59

  [PHOTO]         RICHARD L. GELB
                  Chairman (from 1976), President (from 1972 to 1976), Chief Executive Officer (from 1972 to 1993) and Director (from
                  1960), Bristol-Myers Squibb Company (a diversified healthcare company)

                  Director of New York Life Insurance Company and Bessemer Securities Corporation

                  Director Since: 1974

                  Committee Memberships: Compensation (Chairman) and Finance

                  Age: 69

  [PHOTO]         MARIAN S. HEISKELL
                  Director of various charitable organizations

                  Former Special Activities Director of the Company, Director of various corporations from 1971 to 1991

                  Director Since: 1963

                  Committee Memberships: ESPP (Chairman) and Compensation

                  Age: 75

- - --------------------------------------------------------------------------------

                        Name, Principal Occupation, and Other Information
- - --------------------------------------------------------------------------------

  [PHOTO]         RUTH S. HOLMBERG
                  Chairman, Times Printing Company (The Chattanooga Times newspaper), from 1992

                  Publisher, The Chattanooga Times, from 1964 to 1992

                  Director Since: 1961

                  Committee Memberships: Finance and ERISA

                  Age: 73

  [PHOTO]         WALTER E. MATTSON
                  Director of various corporations and not-for-profit entities

                  Vice Chairman of the Company from 1992 to 1993
                  President of the Company from 1979 to 1992

                  Director Since: 1979

                  Committee Memberships: Finance and ESPP

                  Age: 61

  [PHOTO]         GEORGE B. MUNROE
                  Director of various corporations and not-for-profit entities

                  Consultant (from 1987 to 1990), Chairman (from 1975 to 1987) and Chief Executive Officer (from 1969 to 1987), Phelps Dodge Corporation (copper mining, manufacturing and specialty chemicals)

                  Director of New York Life Insurance Company, Phelps Dodge Corporation and Santa Fe Pacific Corporation

                  Director Since: 1988

                  Committee Membership: Audit (Chairman) and Finance

                  Age: 72

  [PHOTO]         GEORGE L. SHINN
                  Consultant and Director of various corporations

                  Chairman of the Board and Chief Executive Officer (from 1976 to 1983) and Director (from 1976 to 1988), First Boston, Inc. (international investment bank)

                  Director of New York Life Insurance Company and Phelps Dodge Corporation; Director and Trustee of various funds of the Colonial Group of Mutual Funds

                  Director Since: 1978

                  Committee Memberships: Audit, ERISA and ESPP

                  Age: 71

- - --------------------------------------------------------------------------------

                        Name, Principal Occupation, and Other Information
- - --------------------------------------------------------------------------------

  [PHOTO]         ARTHUR OCHS SULZBERGER
                  Chairman and Chief Executive Officer of the Company from 1973

                  Publisher, The New York Times, from 1963 to 1992

                  Director Since: 1959

                  Age: 68

  [PHOTO]         JUDITH P. SULZBERGER
                  Physician, Columbia College of Physicians & Surgeons, from
                  1992

                  Attending Physician, St. Luke's-Roosevelt Hospital Center, Division of Allergy, Clinical Immunology and Infectious Diseases, from 1986 to 1991

                  Director Since: 1974

                  Committee Memberships: ESPP and ERISA

                  Age: 70

  [PHOTO]         WILLIAM O. TAYLOR
                  Publisher, The Boston Globe from 1978, Chairman and Chief Executive Officer, Globe Newspaper Company, from 1988

                  Chairman (from 1988 to 1993), President (from 1988 to 1993) and Director (from 1972 to 1993), Affiliated Publications, Inc.

                  Director Since: 1993

                  Committee Membership: Finance

                  Age: 61

  [PHOTO]         CYRUS R. VANCE
                  Partner, Simpson Thacher & Bartlett (law firm)

                  Director Since: 1975 (resigned January 1977 to become Secretary of State; rejoined Board June 1980)

                  Committee Memberships: Audit

                  Age: 76

INTEREST OF DIRECTORS IN CERTAIN TRANSACTIONS OF THE COMPANY

     1. In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Such transactions are conducted on an arm's length basis and may not come to the attention of the directors or officers of the Company or of the other corporations or financial institutions involved. During 1993, the Company retained Simpson Thacher & Bartlett, the law firm in which Mr. Vance is a partner, in connection with the acquisition of API.

     2. During 1993, Arthur Ochs Sulzberger, Jr., Mr. Sulzberger's son, was employed as Publisher of The New York Times; Stephen Golden, Mrs. Holmberg's son, was employed as Vice President, Forest Products, Health, Safety and Environmental Affairs, of the Company; Michael Golden, Mrs. Holmberg's son, was employed as Executive Vice President & General Manager and as Senior Vice President and General Manager, NYT Women's Magazines, a division of the Company's Magazine Group; Daniel Cohen, Dr. Sulzberger's son, was employed as Managing Director, Sales Development, and Group Director, Promotion, in the Advertising Department of The New York Times; and Susan W. Dryfoos, Mrs. Heiskell's daughter, was employed as Director, Times History Project. With respect to services performed for the Company in 1993, Mr. Stephen Golden earned $171,000 and a bonus of $48,400; Mr. Michael Golden earned $200,000 and a bonus of $47,936; Mr. Cohen earned $125,416 and a bonus of $32,000; and Ms. Dryfoos earned $83,200 and a bonus of $13,750. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s compensation.

     3. On October 1, 1993, the Company completed the acquisition of API, the parent company of The Boston Globe. William O. Taylor was Chairman of the Board, Chief Executive Officer, and a shareholder of API and Robert A. Lawrence was a director and shareholder. Pursuant to the API Merger Agreement, Messrs. Taylor and Lawrence (as well as members of Mr. Taylor's family) received the same consideration as all API stockholders. Mr. Taylor received 202,604 shares of Class A Common Stock for shares of API in which he held an economic interest, including 8,437 shares held by a trust of which he is a co-trustee and sole beneficiary. The Jordan Voting Trust and the Globe Voting Trust, received in the aggregate 11,431,907 shares of Class A Common Stock (including 63,845 of the shares in which Mr. Taylor has an economic interest). Mr. Taylor is a trustee of the Jordan Voting Trust and the Globe Voting Trust, and Mr. Lawrence is a trustee of the Jordan Voting Trust. See "Globe Voting Trust and Jordan Voting Trust." Pursuant to the API Merger Agreement, Messrs. Taylor and Lawrence were elected directors of the Company and named to the Finance and Compensation Committees respectively. They will be included as nominees for director at least through the 1998 annual meeting, provided they are willing and able to serve.

     The API Merger Agreement also provides Mr. Taylor (and his successors as publisher of The Boston Globe) certain management and other rights (including agreements relating to the composition of the board of directors, the management and the continued separate existence of Globe Newspaper Company ("GNC"), the Company's subsidiary that owns The Boston Globe). Mr. Taylor has an employment agreement with GNC that provides that he will remain employed until December 31, 1998, at the salary (as adjusted in the ordinary course) and with the benefits that he received prior to the merger. In addition, it provides that if his employment ends as a result of a termination without cause, or as a result of certain reasons specified therein, Mr. Taylor will become immediately vested in all outstanding stock options, will become eligible for continued health insurance coverage and outplacement services and will be entitled to receive the larger of two salary settlement arrangements, one of which is the present value of the sum of 125% of base salary and the target bonus for the remaining term of the agreement, and the other of which is one dollar less than three times Mr. Taylor's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986. As was the case with all executive officers and employees of API holding options in that company's stock, Mr. Taylor's options were converted (at the merger conversion rate) to options to acquire Class A Common Stock of the Company. Finally, Mr. Taylor is a party to the Globe Stockholders Agreement with respect to 266,448 shares of Class A Common Stock in which he holds a economic interest, and 6,608,787 shares as to which he shares voting control and investment power as a trustee of the Jordan Voting Trust. See "Globe Voting Trust and Jordan Voting Trust." Pursuant to the API Merger Agreement, the Company has also purchased, effective October 1, 1993, directors' and officers' liability and reimbursement insurance from Federal Insurance Company that applies to claims made after October 1, 1993, and before September 30, 1996, relating to occurrences prior to October 1, 1993, against individuals, including Messrs. Taylor and Lawrence, who were directors and officers of API prior to October 1, 1993. The combined limit of liability for the insurance is $10,000,000 for the policy; the cost of the policy was $175,000 for the three-year period of coverage.

     4. Pursuant to the API Merger Agreement, the Company assumed the obligations of a consulting agreement dated March 31, 1992, between API and John Giuggio (the "Consulting Agreement"). Mr. Giuggio retired as Vice Chairman, President and Chief Operating Officer of API in 1992. He was elected a director of the Company in October 1993 pursuant to the terms of the API Merger Agreement, but died in late 1993. The Consulting Agreement provides that he or his estate be paid $100,000 a year through September 30, 1995, and such payments are being made to his estate as a result of his death.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Company has standing Audit, Compensation, Employee Retirement Income Security Act ("ERISA"), Employee Stock Purchase Plan ("ESPP") and Finance Committees. The Company does not have a standing nominating committee.

     During 1993 the Board of Directors had 12 meetings. In addition, its standing committees, Audit, Compensation, ERISA, ESPP and Finance, held a total of 18 meetings. All directors of the Company except Mr. Vance attended 75% or more of the total meetings of the Board and committees of the Board of which they are members. Mr. Vance was unable to attend several meetings because his role as special United Nations envoy to the former Yugoslavia required his presence out of the United States on several occasions that coincided with Board and/or committee meetings.

     In summary, the functions performed by these committees, their number of meetings and memberships are as follows:

     The Audit Committee selects the independent auditors for the Company (subject to ratification by the stockholders), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the independence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures. The current members of the Audit Committee are George B. Munroe, Chairman, A. Leon Higginbotham, Jr., George L. Shinn, Donald M. Stewart and Cyrus R. Vance. The Committee held three meetings during 1993.

     The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior management of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management, including all executive officers of the Company, and reviews the reasonableness of all such compensation. The current members of the Compensation Committee are Richard L. Gelb, Chairman, John F. Akers, Louis V. Gerstner, Jr., Marian S. Heiskell, Robert A. Lawrence and Charles H. Price II. The Committee held three meetings during 1993. As required by the API Merger Agreement, Mr. Lawrence was made a member of the Compensation Committee in October 1993 upon his election to the Board of Directors.

     The ERISA Committee appoints the members of the employee benefits committee of the Company, appoints and reviews the performance of the trustees and investment managers of the Company's pension plans and establishes and amends the Company's employee welfare and pension benefit plans and related trusts. The current members of the ERISA Committee are Donald M. Stewart, Chairman,

A. Leon Higginbotham, Jr., Ruth S. Holmberg, George L. Shinn and Judith P. Sulzberger. The Committee held two meetings in 1993.

     The ESPP Committee oversees the administration of the Employee Stock Purchase Plan for eligible employees of the Company and its subsidiaries. In that connection, the Committee has authority to adopt, administer and interpret such rules and regulations concerning the ESPP and offerings thereunder as it may deem advisable. The current members of the ESPP Committee are Marian S. Heiskell, Chairman, Walter E. Mattson, Charles H. Price II, George L. Shinn and Judith P. Sulzberger. The Committee held one meeting in 1993.

     The Finance Committee reviews the financial policies of the Company including, without limitation, dividend policy, repurchase of the Company's stock, short-and long-term financing, material acquisitions and dispositions and capital expenditures. The current members of the Finance Committee are Louis V. Gerstner, Jr., Chairman, John F. Akers, Richard L. Gelb, Ruth S. Holmberg, Walter E. Mattson, George B. Munroe and William O. Taylor. The Committee held nine meetings in 1993. As required by the API Merger Agreement, Mr. Taylor was made a member of the Finance Committee in October 1993 upon his election to the Board of Directors.

COMPENSATION OF DIRECTORS; LIABILITY AND REIMBURSEMENT INSURANCE

     Under the By-Laws, the directors do not receive a salary for their services, but may receive an annual retainer and a fixed sum for attendance at Board and committee meetings. Pursuant to resolutions of the Board, non-employee directors receive an annual retainer of $25,000, payable in quarterly installments of $6,250 and a fee of $1,000 for attendance at each Board and Committee meeting. In addition, they are paid their expenses of attendance. For 1993 the Company paid $560,113 in the form of retainers, meeting fees and expenses of attendance. In addition, in 1991 each non-employee director began receiving annually an option to purchase 1,000 shares of the Company's Class A Common Stock pursuant to the Company's Non-Employee Directors' Stock Option Plan. Such options, which are granted each year on the date of the Company's annual stockholders meeting with an exercise price equal to the market value of the Class A Common Stock on such date, become exercisable on the date of the next succeeding annual meeting and remain exercisable for nine years thereafter.

     The Company maintains life insurance on the life of each director who is not also an employee of the Company in the amount of $100,000. The income required by the Internal Revenue Service to be imputed in 1993 to non-employee directors because of the life insurance coverage was $6,007 in the aggregate. The Company also maintains life insurance on the life of each non-employee director who retired after 1991 in the amount of $25,000.

     The Company has purchased directors' and officers' liability and reimbursement insurance from the American Casualty Company of Reading, Pennsylvania, and the CIGNA Insurance Company. Both policies were purchased effective January 1, 1994, for a period of one year. The combined limit of liability for the insurance is $25,000,000 for the policy year and the annual cost to the Company is $269,063.

- - --------------------------------------------------------------------------------
COMPENSATION OF EXECUTIVE OFFICERS
- - --------------------------------------------------------------------------------

     The following tables and discussion summarize the compensation of the chief executive officer of the Company and each of the four other most highly compensated executive officers of the Company for the fiscal year ended December 31, 1993.

SUMMARY COMPENSATION TABLE

                                                                                               Long Term Compensation
                                                      Annual Compensation                      Awards                  Payouts
               (a)                    (b)        (c)        (d)          (e)              (f)             (g)            (h)
                                                                                                      Securities
                                                                        Other                         Underlying
                                                                       Annual         Restricted         Stock
       Name and Principal                      Salary               Compensation         Stock          Options         LTIP
            Position                 Year        ($)     Bonus ($)       ($)          Awards ($)         (#)1        Payouts ($)
- - ---------------------------------  ---------  ---------  ---------  -------------  -----------------  -----------  ---------------
Arthur Ochs Sulzberger...........       1993    515,000    384,560        0                    0          92,571              0
  Chairman and Chief                    1992    497,500    588,350        0                    0          47,187              0
  Executive Officer                     1991    482,500    461,440       --                    0          58,842              0
Lance R. Primis..................       1993    415,000    265,760        0                    0          48,840              0
  President3                            1992    373,000    305,725        0                    0          34,289              0
Arthur Ochs Sulzberger, Jr.......       1993    390,000    194,089        0                    0          40,094              0
  Publisher of The New York             1992    373,140    361,200        0                    0          29,344              0
  Times3
Michael E. Ryan..................       1993    319,000    159,390        0                    0          27,811              0
  Senior Vice President                 1992    309,000    243,775        0                    0          22,345              0
                                        1991    297,000    191,240       --                    0          27,864              0
David L. Gorham..................       1993    310,000    259,390        0                    0          27,811              0
  Senior Vice President and             1992    297,000    243,775        0                    0          22,345              0
  Chief Financial Officer               1991    285,000    191,240       --                    0          27,864              0

               (a)                       (i)
                                      All Other
       Name and Principal           Compensation
            Position                    ($)2
- - ---------------------------------  ---------------
Arthur Ochs Sulzberger...........       7,075
  Chairman and Chief                    6,866
  Executive Officer                      --
Lance R. Primis..................         7,075
  President3                              4,820
Arthur Ochs Sulzberger, Jr.......         2,500
  Publisher of The New York               2,500
  Times3
Michael E. Ryan..................       7,075
  Senior Vice President                 6,866
                                         --
David L. Gorham..................       7,075
  Senior Vice President and             6,866
  Chief Financial Officer                --

- - ---------------

1. The provisions of the stock options, among other things, allow an optionee exercising an option to satisfy the exercise price and withholding tax obligations by electing to have the Company withhold shares of stock otherwise issuable under the option with a market value equal to such obligations.

2. All amounts shown in column (i) represent amounts contributed by the Company as 50% matching contributions for the first 6% of earnings contributed by or on behalf of the named executive officers to the Company's Supplemental Retirement and Investment Plan.

3. Mr. Primis and Mr. Sulzberger, Jr. became executive officers of the Company in 1992.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                                  Grant Date
                                            Individual Grants1(#)                                                   Value2
- - -------------------------------------------------------------------------------------------------------------  ----------------
                        (a)                              (b)            (c)            (d)           (e)             (f)
                                                                    % of Total
                                                                      Options
                                                                    Granted to     Exercise or                    Grant Date
                                                       Options     Employees in    Base Price    Expiration     Present Value
                       Name                          Granted (#)    Fiscal Year      ($/SH)         Date             ($)
- - ---------------------------------------------------  -----------  ---------------  -----------  -------------  ----------------
Arthur Ochs Sulzberger.............................      92,571           4.89        26.50        12/15/2003        818,328
Lance R. Primis....................................      48,840           2.58        26.50        12/15/2003        431,746
Arthur Ochs Sulzberger, Jr. .......................      40,094           2.12        26.50        12/15/2003        354,431
Michael E. Ryan....................................      27,811           1.47        26.50        12/15/2003        245,849
David L. Gorham....................................      27,811           1.47        26.50        12/15/2003        245,849

- - ---------------

1. The options granted to the named individuals in 1993 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date. All options are for Class A Common Stock and have an exercise price equal to the market value of the stock on the grant date. All options were granted under the Company's 1991 Executive Stock Incentive Plan, the provisions of which, among other things, allow an optionee exercising an option to satisfy the exercise price and withholding tax obligations by electing to have the Company withhold shares of stock otherwise issuable under the option with a market value equal to such obligations.

2. In accordance with the rules of the SEC, "Grant Date Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 7.3 years, which represents the weighted average (by number of options) over the past ten years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises of the named executive officers and five others who were named executive officers during that period. The model also assumes: (a) an interest rate that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 7.3 years; (b) volatility calculated using weekly stock prices for the five years (260 weeks) prior to the grant date; and (c) dividends for 1993 at the rate of $.56 per share, which was the total amount of dividends paid with respect to a share of Class A Common Stock in 1993. Based on this model, the calculated value of the options on the December 16, 1993, grant date, was determined to be $8.84 per option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES1

               (a)                        (b)            (c-1)          (c-2)             (d)                (e)
                                                                                                           Value of
                                                                                       Number of         Unexercised
                                                                                      Unexercised        In-the-Money
                                                                                      Options at          Options at
                                        Shares         Aggregate     Annualized       FY-End (#)          FY-End ($)
                                       Acquired          Value          Value        Exercisable/        Exercisable/
               Name                 On Exercise (#)  Realized ($)2  Realized ($)3   Unexercisable4      Unexercisable5
- - ----------------------------------  ---------------  -------------  -------------  -----------------  ------------------
Arthur Ochs Sulzberger............        32,448          325,015        33,671      126,410/157,383     400,314/194,941
Lance R. Primis...................         4,622           50,987         5,099        78,640/91,405     268,844/113,337
Arthur Ochs Sulzberger, Jr. ......             0          --             --            67,037/80,398     236,469/121,228
Michael E. Ryan...................             0          --             --            66,711/58,502     235,238/ 92,312
David L. Gorham...................         5,146           40,043         4,449        58,335/58,502     194,874/ 92,312

- - ---------------

1. All options are for Class A Common Stock. All options were granted either under the Company's 1991 Executive Stock Incentive Plan or the Company's Executive Incentive Compensation Plan, the provisions of which, among other things, allow an optionee exercising an option to satisfy the exercise price and withholding tax obligations by electing to have the Company withhold shares of stock otherwise issuable under the option with a market value equal to such obligations.

2. Market value of underlying securities at exercise minus the exercise price.

3. Aggregate Value Realized upon exercise (column c-1) divided by the number of years executive held option before exercise (8-10 years in all cases).

4. Options granted to these executives under the Company's 1991 Executive Stock Incentive Plan become exercisable in four equal installments over a period of four years from the date of grant.

5. Market value of underlying securities at December 31, 1993 ($26.25), minus the option exercise price.

PENSION PLAN TABLE

     The following table shows the annual estimated benefits payable under the Company's defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans is 50% of average annual covered compensation for the five highest paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The highest amount of compensation shown in the following table is approximately equal to 120% of the highest amount of covered compensation of the most highly compensated person named in the Summary Compensation Table above. The amount of estimated annual benefit is based upon the assumptions that the individual will remain in the employ of the Company until age 60 and that the Company's nonqualified supplemental executive retirement plan will continue in force in its present form.

       Highest             Estimated Annual Pension for
     Consecutive              Representative Years of
      Five-Year                  Credited Service
       Average         -------------------------------------
    Compensation           10           15           20
- - ---------------------  -----------  -----------  -----------
    $     200,000      $    50,000  $    75,000  $   100,000
          400,000          100,000      150,000      200,000
          700,000          175,000      262,500      350,000
        1,000,000          250,000      375,000      500,000

     Benefits are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

     For executive officers, annual covered compensation for 1993 is the sum of
(i) the amounts shown for 1993 in column (c) of the Summary Compensation Table above, (ii) the portion of the bonus earned for 1993 which was paid in 1993 and (iii) the portion of the annual bonus earned for 1992 which was paid in 1993. The Company generally pays more than 50% of the annual bonus earned for a particular year in that year and pays the remainder early in the following year. The covered compensation under the plans as of December 31, 1993, for each of the executive officers named in this section of the Proxy Statement is: Arthur Ochs Sulzberger: $811,542; Lance R. Primis:
$594,715; Arthur Ochs Sulzberger, Jr.: $601,069; Michael E. Ryan: $451,235; and David L. Gorham: $542,234. These executive officers had the following full years of credited service as of December 31, 1993: Arthur Ochs Sulzberger, 40; Lance
R. Primis, 24; Arthur Ochs Sulzberger, Jr., 15; Michael E. Ryan, 34; and David
L. Gorham, 19.

PERFORMANCE PRESENTATION

     The following graph shows the annual cumulative total shareholder return for the five years ending December 31, 1993, on an assumed investment of $100 on December 31, 1988 (as measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by (b) the share price at the beginning of the measurement period), of the Company, Standard & Poor's S&P 500 Stock Index and an average weighted by market capitalization at the beginning of each annual measurement period for the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight-Ridder, Inc., Meredith Corporation, Media General, Inc., The Times Mirror Company, Tribune Company and The Washington Post Company.

           [Performance chart to be filed by paper format on Form SE]

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has furnished the following report on executive compensation for inclusion in this proxy statement:

     To the Stockholders of The New York Times Company:

          Compensation for the Company's executive officers, including the Chief Executive Officer, is designed to reward and create incentives for high levels of individual and Company performance and to serve effectively the interests of the Company and its stockholders. Direct links between the performance of the Company and executive compensation are created by conditioning the payment of annual and long-term bonuses on the achievement of financial targets. These targets are reviewed and approved by the Committee in conjunction with its review of the Company's strategic and operating plans. The interests of executives are directly tied to those of stockholders by granting stock options as part of executive compensation. Stock options produce value for executives only if the Company's stock price increases over the option grant price, which is set at the market price on the date of grant.

          For 1993, the Committee, which consisted solely of non-employee directors of the Company, structured compensation for executive officers to consist of four elements: base salary, an annual bonus potential, a long-term bonus potential and stock options. Bonus amounts actually paid were based on Company performance. Since a large share of total potential cash compensation for executive officers depended on incentive bonus potentials, a large portion of potential cash compensation was tied to Company performance. The more responsible the executive officer's position, the greater the portion of potential total cash compensation that depended on incentive bonus potentials.

          Prior to the Committee's determination of base salaries, bonus potentials and option grants for the Company's Chief Executive Officer and its executive officers, management reported to the Committee on its review of data prepared by outside consultants that focused on current base salaries, annual bonus potentials and long-term compensation, including option grants, for comparable executive positions at other companies, and on data informally gathered by management with respect to wage trends in the communications industry.

          The Compensation Committee believes that the Company's competition for executive talent is not necessarily limited to the peer group established to compare shareholder returns. For this reason, the Committee, while it reviews compensation information for that group of companies, also reviews and considers compensation at other companies, including several other communications companies. The Committee also believes it is important to, and does, consider other factors such as individual performance, performance of the executive's operating unit where applicable and the performance of the Company as a whole.

          Base salaries for 1993 were set for executive officers in late 1992. Increases in base salaries over 1992, including increases for the named executive officers, were based on a review of the competitive data and other factors described above. Base salaries are generally reviewed annually (when they are set), but in certain cases, such as when an executive officer assumes increased responsibilities during the year, interim increases to base salaries may be reviewed by the Committee and increases granted. This was the case in several instances in 1993. No interim increases were made for any of the named executive officers. The Committee believes that base salaries are appropriate in light of salaries paid for competitive positions at other companies, the individual performance of the executives, and the performance of the Company and, where appropriate, the applicable operating unit.

          Annual bonus potentials for 1993 were set for executive officers in late 1992 as a specified portion of each such person's base salary. Payment of a percentage of the potential amounts depended on the level of achievement of financial performance targets which were also set in late 1992. These financial targets were generally based on operating earnings of the Company or of the person's unit and excluded the effect of unusual events. For 1993, targets for annual bonuses were generally met at lower levels than for 1992. The Committee also approved a few special bonus payments to executive officers, including one to the Chief Financial Officer in recognition of his role in connection with the negotiation and completion of the acquisition of The Boston Globe.

          Long-term bonus potentials for the three-year cycle that ended in 1993 were set in late 1990 at a specified percentage of an executive officer's base salary. Payment depended solely on the achievement of cumulative earnings per share growth targets for the Company. The targets for the three-year cycle that ended in 1993 were not met, and therefore, consistent with the Company's philosophy of relating compensation to performance, no long-term bonus was paid to any executive officer for that cycle.

          The number of stock options granted to each executive officer in 1993 was determined by dividing a specified dollar amount for the grant by the market price of stock on the grant date. The more responsible the executive officer's position, the greater the dollar amount of the grant. The dollar amounts of the 1993 grants increased significantly over the amounts used to determine grants in past years because the Committee has suspended the long-term incentive plan for periods beginning in or after 1994. (Existing three-year cycles under the plan remain in effect.) The Committee believes that these additional option grants will strengthen the ties between the interests of executives and those of stockholders and thus more effectively serve the interests of the stockholders as well as create additional incentives for high levels of Company performance.

          The size of the dollar amount of the grant is based in part on a review of stock option grants and other long-term compensation made to executives in comparable positions at other companies. These data were supplied by an outside consultant. All stock options granted in 1993 had an exercise price equal to the market price of the Class A Common Stock at the time of grant. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Committee provided that these stock options generally become exercisable in equal portions over a four-year period. The Committee views options as a means of motivating performance and as part of an executive's total compensation. The number of options previously granted that remain outstanding was not considered in making option grants in 1993.

          The Internal Revenue Code has set limitations on the deductibility of compensation paid to executive officers effective in 1994. Depending on the final form of applicable Treasury regulations and the Company's future compensation structure, the Committee will consider recommending appropriate steps that may be necessary to preserve all available tax deductions for the Company.

          For 1993, the base salary for the Company's Chief Executive Officer, Arthur Ochs Sulzberger, increased 3.5% over 1992. The annual bonus paid to Mr. Sulzberger for 1993 decreased by approximately 35% over the amount paid for 1992. The decrease resulted from the fact that the earnings per share target set for the annual bonus was met at a higher level in 1992 than in 1993. No long-term bonus was paid to any executive officer, including Mr. Sulzberger, for the three-year plan cycle ended in 1993 because the financial targets set by the Committee in December 1990 for that cycle were not met. Mr. Sulzberger's maximum potential long-term and annual bonuses payable for 1993 represented approximately 65% of his total potential cash compensation for 1993; his actual bonus for 1993 represented approximately 43% of his total cash compensation for 1993.

          The Committee believes that Mr. Sulzberger's 1993 salary increase and his annual bonus are appropriate in light of his role in the Company's performance in a difficult economic climate for communications companies, the negotiation and completion of the acquisition of The Boston Globe and the integration of that business into the Company's structure.

                                          Richard L. Gelb, Chairman
                                          John F. Akers
                                          Louis V. Gerstner, Jr.
                                          Marian S. Heiskell
                                          Robert A. Lawrence
                                          Charles H. Price II

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard L. Gelb, Chairman, John F. Akers, Louis V. Gerstner, Jr., Marian S. Heiskell, Robert A. Lawrence and Charles H. Price II. Mrs. Heiskell is a sister of Arthur Ochs Sulzberger, Chairman and Chief Executive Officer of the Company. For a description of the employment by the Company of a child and other family members of Mrs. Heiskell, see "Interest of Directors in Certain Transactions of the Company." Mrs. Heiskell does not participate in any vote respecting the compensation of any family members.

- - --------------------------------------------------------------------------------
PROPOSAL NUMBER 2
AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN
- - --------------------------------------------------------------------------------

     A proposal to amend the Employee Stock Purchase Plan (the "Stock Purchase Plan") will be submitted to stockholders to authorize the reservation of an additional 6,000,000 shares of Class A Common Stock that may be sold under the Stock Purchase Plan. As a result of this amendment, an aggregate of 6,991,882 shares may be sold pursuant to the Stock Purchase Plan (in addition to the 20,808,118 shares that have been sold since the Plan's adoption in 1969).

DESCRIPTION OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan was adopted by stockholders at their Annual Meeting in April 1969. It authorizes the Board from time to time to make offerings of Class A Common Stock for sale to eligible employees of the Company and designated affiliated companies at not less than 85% of the market price of such stock on the date of the offering or 85% of the market price of such stock on the last day of the purchase period, whichever is lower. All individuals with a regularly scheduled work week of 20 hours or more who are employees of the Company or its wholly-owned affiliated companies on a specified date prior to the year payroll deductions begin for the offering in question, including officers and employee directors (except for any employee owning more than 5% of the combined voting power or value of all classes of the stock of the Company), are eligible to participate in the Stock Purchase Plan. Certain other employees may participate in the Stock Purchase Plan if they work an average of at least 20 hours a week during specified periods.

     The purpose of the Stock Purchase Plan is to provide an opportunity by which all eligible employees may purchase shares of Class A Common Stock through voluntary, systematic payroll deductions. By this means such employees are provided with an opportunity to acquire an interest in the economic progress of the Company and a further incentive to promote its best interests.

     Payment for shares is made through payroll deductions in a uniform relationship to the eligible compensation received by each employee over the period of time in which such compensation is paid, which cannot exceed 27 months (the "Purchase Period"). For the current offering the Purchase Period is the calendar year 1994. Interest on amounts so deducted is credited toward the purchase price of the shares. An employee may withdraw from the Stock Purchase Plan at any time prior to the second to last day of the Purchase Period and receive a full refund of accumulated contributions, with interest. If no such withdrawal is made, an employee is deemed to have exercised an option to purchase shares on the last day of the Purchase Period. The Stock Purchase Plan contemplates that all moneys withheld from employees will be under the control of the Company and can be used for general corporate purposes. In the event of termination of a participant's employment by retirement, death, or disposition by the Company of its affiliate employing such participant, such person or his estate will be offered an opportunity to purchase as many full shares as may be equal to the amounts deducted from his compensation (plus interest) divided by the initial offering price. The maximum number of shares that may be purchased under the Stock Purchase Plan is a number equal to $25,000 divided by the fair market value of the Class A Common Stock on the date of the offering.

     The following table shows the shares purchased for 1993 under the Stock Purchase Plan for the executive officers named in the Summary Compensation Table, all executive officers as a group and all employees as a group:

                                                                                DOLLAR VALUE
     NAME AND POSITION                                                              ($)1        NUMBER OF SHARES
- - ----------------------------------------------------------------------------  ----------------  -----------------
Arthur Ochs Sulzberger......................................................               N/A                  0
  Chairman and Chief Executive Officer
Lance R. Primis.............................................................             4,043                938
  President
Arthur Ochs Sulzberger, Jr..................................................               754                175
  Publisher of The New York Times
Michael E. Ryan.............................................................               N/A                  0
  Senior Vice President
David L. Gorham.............................................................             4,043                938
  Senior Vice President and Chief Financial Officer
Executive officers as a group (13 persons)..................................            36,782              8,534
Non-executive officer directors as a group..................................               N/A                  0
Non-executive officer employee group (4,062 persons)........................         3,497,406            811,463

- - ---------------

1. The dollar value is computed by multiplying the aggregate number of shares purchased by the difference between the purchase price and the average market price of the Class A Common Stock on the date the option to purchase was deemed exercised. This computation does not necessarily mean that the shares so acquired have actually been sold or that, if they are sold in the future, these amounts will be the actual amounts realized on such sales.

FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN

     Counsel has provided the Company with the following brief summary of the federal income tax consequences under the Code of participation in the Stock Purchase Plan.

     An employee will not realize taxable income upon the grant of a right to purchase shares or upon the purchase of shares pursuant to the terms of the Stock Purchase Plan even though the price paid for the shares is less than their fair market value. If an employee disposes of shares acquired under the Stock Purchase Plan, the amount of ordinary income, capital gain or capital loss realized will depend on the holding period of the shares. Under current federal law, net capital gain is taxed at the same rate as ordinary income up to a maximum rate of 28%.

     If the employee disposes of shares more than one year after the shares have been transferred and more than two years after the date of grant, the employee will realize ordinary income in the year of disposition equal to the lesser of
(i) 15% of the fair market value of the shares on the date of grant or (ii) the amount by which the fair market value of the shares on the date of disposition exceeds the purchase price. Any additional gain from the sale will be long-term capital gain.

     If the shares are disposed of within either of the holding periods described above (a disqualifying disposition), the employee will realize ordinary income equal to the excess of the fair market value of the shares on the date of purchase pursuant to the Plan over the purchase price. This excess is taxed as ordinary income even if the shares are sold at a loss. In addition, the employee will have capital gain or loss measured by the difference between
(i) the sale price and (ii) the purchase price plus the amount of ordinary income recognized.

     The Company generally is not entitled to an income tax deduction when an employee exercises an option to purchase a share under the Stock Purchase Plan or upon the subsequent disposition of any such share. If the disposition is a disqualifying disposition, the Company will be entitled to an income tax deduction in the year of such disposition in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

CURRENT OFFERING

     In September 1993 the Board authorized a 1994 Offering under the Stock Purchase Plan at 85% of the average market price on November 1, 1993 ($20.03 per share, 85% of $23.5625), or 85% of the market price on December 29, 1994, whichever is lower. On February 28, 1994, the last reported sale price of the stock on the American Stock Exchange was $28. Payroll deductions for the 1994 Offering are being made at a rate of 1% to 10% of the eligible compensation received by an employee during the period from January 1, 1994, to December 31, 1994.

     About 44% of the approximately 14,000 eligible full-time and part-time employees subscribed to the 1994 Offering. There are currently 991,882 shares of Class A Common Stock reserved for issuance under the Stock Purchase Plan. Based on current participation and the initial offering price, it is estimated that 1,100,000 shares will be issuable in December 1994. It is therefore necessary to reserve additional shares for such 1994 Offering. The Board believes it is appropriate at this time to have sufficient shares available for several offerings. Accordingly, the Board is recommending that the stockholders authorize an amendment to the Stock Purchase Plan so that an additional 6,000,000 shares of Class A Common Stock may be offered under it.

     If the stockholders approve this amendment to the Stock Purchase Plan, 6,000,000 additional shares of Class A Common Stock of the Company will be reserved for future offerings under the Stock Purchase Plan.

     The Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

             RESOLVED, that Section 4 of the Employee Stock
        Purchase Plan, approved by the stockholders of this Company on April 22, 1969, and amended on April 20,
        1971, April 26, 1977, April 21, 1981, April 24,
        1984, and April 18, 1989, be, and it hereby is, amended to increase the number of shares of Class A
        Common Stock to be sold under the Employee Stock
        Purchase Plan by an additional 6,000,000.

     The affirmative vote of the holders of a majority of the outstanding shares of Class A and Class B Common Stock, voting together as one class, is required for approval of this resolution. As a result, an abstention or broker non-vote will have the same effect as a vote against the foregoing resolution.

- - --------------------------------------------------------------------------------
PROPOSAL NUMBER 3
SELECTION OF AUDITORS
- - --------------------------------------------------------------------------------

     The Company has an Audit Committee of the Board of Directors, whose members are appointed annually by the Board. The Audit Committee currently consists of George B. Munroe, Chairman, A. Leon Higginbotham, Jr., George L. Shinn, Donald
M. Stewart and Cyrus R. Vance, none of whom is an employee of the Company.

     The Audit Committee has selected the firm of Deloitte & Touche, independent certified public accountants, as auditors of the Company for the year ending December 31, 1994, subject to ratification of such selection by the Class A and Class B stockholders of the Company voting together as one class. Deloitte & Touche and its predecessor firm, Deloitte Haskins & Sells, have audited the financial statements of the Company for many years.

     The Company has been informed by Deloitte & Touche that such firm has no direct financial interest nor any material indirect financial interest in the Company or any of its affiliated companies. Neither Deloitte & Touche nor its predecessor has had any connection during the past five years with the Company or any of its affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     A representative of Deloitte & Touche will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he decides to do so. Such representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

     The Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

             RESOLVED, that the selection, by the Audit
        Committee of the Board of Directors, of Deloitte &
        Touche, independent certified public accountants, as auditors of the Company for the year ending
        December 31, 1994, is hereby ratified, confirmed and approved.

     The affirmative vote of the holders of a majority of the shares of Class A and Class B Common Stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, an abstention or a broker non-vote will have the same effect as a vote against the foregoing resolution.

- - --------------------------------------------------------------------------------
OTHER MATTERS

- - --------------------------------------------------------------------------------

DISCRETIONARY AUTHORITY TO VOTE PROXY

     Management does not know of any other matters to be considered at the Annual Meeting. If any other matters do properly come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and the discretionary authority to do so is included in the Proxy.

ANNUAL REPORT; ANNUAL REPORT ON FORM 10-K

     The Annual Report of the Company for the year 1993 accompanies this Proxy Statement. Audited financial statements for 1993 are included in the Appendix to this Proxy Statement.

     Stockholders who would like a copy of the Company's 1993 Annual Report on Form 10-K as filed with the SEC may obtain it, free of charge, upon request to the Secretary of the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 1995 Annual Meeting must insure that such proposals are received by the Secretary of the Company not later than November 21, 1994. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 1995 proxy materials.

By Order of the Board of Directors.
LAURA J. CORWIN
Secretary
New York, N. Y.
March 21, 1994

                             Appendix
                       1993 Financial Report

                           THE NEW YORK TIMES COMPANY
                     1993 Consolidated Financial Statements

- - ----------------------------------------------------------------------
Contents                                                         Page
- - ----------------------------------------------------------------------
Financial Highlights                                               F-1

Segment Information                                                F-2

Management's Discussion and Analysis                               F-4

Consolidated Statements of Operations                              F-8

Consolidated Balance Sheets                                        F-9

Consolidated Statements of Cash Flows                             F-11

Consolidated Statements of Stockholders' Equity                   F-13

Notes to Consolidated Financial Statements                        F-14

Independent Auditors' Report                                      F-26

Management's Responsibilities Report                              F-26

Market Information                                                F-26

Quarterly Information                                             F-27

Ten-Year Supplemental Financial Data                              F-28

FINANCIAL HIGHLIGHTS

- - --------------------------------------------------------------------------------------------------------------------
Dollars in thousands except per share data                                Year Ended December 31
                                                         1993         1992         1991         1990        1989
- - --------------------------------------------------------------------------------------------------------------------
REVENUES AND INCOME
Revenues                                              $2,019,654   $1,773,535   $1,703,101   $1,776,761   $1,768,893
Operating profit                                         126,581       88,408       93,639      129,779      169,044
Income from continuing operations before income
  taxes and equity in operations of forest
  products group                                         101,206        8,525       63,053      110,190      148,364
Income (Loss) from continuing operations before
  equity in operations of forest products group           57,975       (2,554)      41,293       60,871       84,097
Equity in operations of forest products group            (51,852)      (8,718)       5,700        3,965      (15,922)
Income (Loss) from continuing operations before
  net cumulative effect of accounting changes              6,123      (11,272)      46,993       64,836       68,175
Income from discontinued operations, net of taxes           -            -            -            -         198,448
Net cumulative effect of accounting changes                 -         (33,437)        -            -            -
Net income (loss)                                          6,123      (44,709)      46,993       64,836      266,623
- - --------------------------------------------------------------------------------------------------------------------
FINANCIAL POSITION
Property, plant and equipment - net                    1,112,024      902,755      966,593    1,013,430      972,474
Total assets                                           3,215,204    1,994,974    2,127,981    2,149,623    2,187,520
Long-term debt and capital lease obligations             460,063      206,911      213,487      319,449      337,417
Common stockholders' equity                            1,598,883      999,630    1,073,442    1,055,785    1,064,446
- - --------------------------------------------------------------------------------------------------------------------
PER SHARE OF COMMON STOCK
Continuing operations before net cumulative
  effect of accounting changes                               .07         (.14)         .61          .85          .87
Discontinued operations                                     -            -            -            -            2.52
Net cumulative effect of accounting changes                 -            (.43)        -            -            -
Net income (loss)                                            .07         (.57)         .61          .85         3.39
Dividends                                                    .56          .56          .56          .54          .50
Common stockholders' equity (end of year)                  14.96        12.54        13.70        13.68        13.63
- - --------------------------------------------------------------------------------------------------------------------
KEY RATIOS (See notes below)
Operating profit to revenues                                   6%           5%           5%           7%          10%
Income from continuing operations before equity in
  operations of forest products group to revenues              3%           2%           2%           3%           5%
Return on average stockholders' equity                      -               2%           4%           6%          27%
Return on average total assets                              -               1%           2%           3%          13%
Long-term debt and capital lease obligations to
  total capitalization                                        22%          17%          17%          23%          24%
Current assets to current liabilities                        .89         1.08          .89          .81          .86
- - --------------------------------------------------------------------------------------------------------------------
EMPLOYEES                                                 13,000       10,100       10,100       10,400       10,600
- - --------------------------------------------------------------------------------------------------------------------
Amounts for 1993 have been affected by the October 1, 1993 acquisition of The Boston Globe (see Note 2).


In September 1992 the Company closed The Gwinnett (Ga.) Daily News and sold the residual assets. The closing and related sale resulted in a pre-tax loss of $53.8 million ($37.1 million after taxes or $.47 per share). This transaction is not reflected in the 1992 income amounts used in the applicable key ratio calculations presented above.

Net cumulative effect of accounting changes reflects the 1992 adoption of the change in methods of accounting for income taxes, postretirement benefits other than pensions and postemployment benefits. The net cumulative effect is not reflected in the 1992 income amounts used in the applicable key ratio calculations presented above.

For 1993, return on average stockholders' equity and return on average total assets are less than 1 percent due to several factors which lowered net income for the year. See Management's Discussion and Analysis on page F-4.

SEGMENT INFORMATION
- - ------------------------------------------------------------------------------
The Company has classified its business into the following segments and equity interests:

NEWSPAPERS: The New York Times, The Boston Globe, 28 regional newspapers, a wholesale newspaper distribution business in the New York City metropolitan area and a one-half interest in the International Herald Tribune S.A.

MAGAZINES: Numerous publications and related activities in the women's publishing and sports/leisure fields.

BROADCASTING/INFORMATION SERVICES: Five network-affiliated television stations, two radio stations, a news service, a features syndicate, TimesFax and licensing operations of The New York Times databases and microfilm.

FOREST PRODUCTS: Equity interests in two newsprint companies and a partnership in a supercalendered paper mill that together supply the major portion of the Newspaper Group's annual paper requirements.

- - -------------------------------------------------------------------------------
Dollars in thousands                                 Year Ended December 31
                                                 1993         1992         1991
- - -------------------------------------------------------------------------------
REVENUES
Newspapers                                 $1,537,934   $1,306,952   $1,274,435
Magazines                                     394,463      386,120      352,686
Broadcasting/Information services              87,257       80,463       75,980
- - -------------------------------------------------------------------------------
Total                                      $2,019,654   $1,773,535   $1,703,101
- - -------------------------------------------------------------------------------
OPERATING PROFIT (LOSS)
Newspapers                                 $  114,332   $   81,173   $   93,578
Magazines                                      12,330        9,929         (492)
Broadcasting/Information services              19,403       14,766       13,957
Unallocated corporate expenses                (19,484)     (17,460)     (13,404)
- - -------------------------------------------------------------------------------
Total                                         126,581       88,408       93,639
Interest expense, net of interest income       25,375       26,115       30,586
Loss on disposition of Gwinnett Daily News       -          53,768         -
- - -------------------------------------------------------------------------------
Income before income taxes and equity
  in operations of forest products group      101,206        8,525       63,053
Income taxes                                   43,231       11,079       21,760
- - -------------------------------------------------------------------------------
Income (Loss) before equity in
  operations of forest products group          57,975       (2,554)      41,293
Equity in operations of forest products
  group                                       (51,852)      (8,718)       5,700
- - -------------------------------------------------------------------------------
INCOME (LOSS) BEFORE NET CUMULATIVE
EFFECT OF ACCOUNTING CHANGES               $    6,123   $  (11,272)  $   46,993
- - -------------------------------------------------------------------------------
See notes to consolidated financial statements.

SEGMENT INFORMATION
- - -------------------------------------------------------------------------------
Dollars in thousands                                 Year Ended December 31
                                                  1993        1992         1991
- - -------------------------------------------------------------------------------
DEPRECIATION AND AMORTIZATION
Newspapers                                  $   98,957  $   74,495   $   77,090
Magazines                                       18,616      20,628       26,683
Broadcasting/Information services               10,731      12,424       12,621
Corporate                                          528         385          446
- - -------------------------------------------------------------------------------
Total                                       $  128,832  $  107,932   $  116,840
- - -------------------------------------------------------------------------------
CAPITAL EXPENDITURES
Newspapers                                  $   71,746  $   42,675   $   21,867
Magazines                                        3,059       1,888        1,467
Broadcasting/Information services                3,323       1,863        2,697
Corporate                                        1,491         903          169
- - -------------------------------------------------------------------------------
Total                                       $   79,619  $   47,329   $   26,200
- - -------------------------------------------------------------------------------
IDENTIFIABLE ASSETS AT DECEMBER 31
Newspapers                                  $2,676,779  $1,321,667   $1,444,462
Magazines                                      247,723     255,777      272,323
Broadcasting/Information services              113,675     117,679      122,436
Corporate                                      101,007     160,459      125,760
Investment in forest products group             76,020     139,392      163,000
- - -------------------------------------------------------------------------------
Total                                       $3,215,204  $1,994,974   $2,127,981
- - -------------------------------------------------------------------------------
See notes to consolidated financial statements.

Newspaper Group amounts for 1993 have been affected by the October 1, 1993 acquisition of The Boston Globe (see Note 2).

Newspaper Group operating profit for 1993, 1992 and 1991 includes charges of $35.4 million, $28.0 million and $20.0 million, respectively, for costs related to staff reductions at The New York Times newspaper.

Equity in operations of Forest Products Group and investment in Forest Products Group for 1993 reflect an after-tax noncash charge of $47.0 million to write down the Company's investment in this Group to reflect current operating conditions and economic factors in the industry.

Newspaper Group operating results for 1992 were negatively affected by $21.4 million for labor disruptions and training and start-up costs related to the new production and distribution facility located in Edison, New Jersey ("Edison") for The New York Times newspaper.

MANAGEMENT'S DISCUSSION AND ANALYSIS
- - -------------------------------------------------------------------------------
Per share amounts in the following Management's Discussion and Analysis are computed on an after-tax basis.

Results of Operations: 1993 Compared with 1992

In 1993, the Company reported net income of $6.1 million, or $.07 per share compared with a net loss of $44.7 million, or $.57 per share, in 1992.

  Earnings for 1993 were affected by the following factors:

             - $47.0 million after-tax charge ($.56 per share) against equity in operations of the Forest Products Group to write down the Company's investment in the Group to reflect current operating conditions and economic factors in the industry.

             - $30.0 million pre-tax charge ($.20 per share) to cover severance and related costs resulting from anticipated white-collar staff reductions at The New York Times newspaper ("The Times").

             - $5.4 million pre-tax charge ($.03 per share) to cover severance and related costs resulting from voluntary early retirements from the composing room of The Times.

             - $2.6 million pre-tax gain ($.02 per share) on the sale of assets.

             - $5.6 million tax expense ($.07 per share) due to the enactment of the Omnibus Budget Reconciliation Act of 1993 ("Tax Act") which increased the Federal corporate income tax rate from 34 percent to 35 percent retroactively to January 1, 1993, affected the deductibility of certain costs and caused the Company to remeasure its year-end 1992 deferred tax balances to reflect the higher tax rate.

             - $3.7 million pre-tax ($.02 per share) in unfavorable advertising and circulation rate adjustments due to a snowstorm in March that disrupted delivery of The Times.

  Earnings for 1992 were affected by the following factors:

             - $33.4 million after-tax charge ($.43 per share) for the adoption as of January 1, 1992, of three mandated non-cash accounting changes related to income taxes, postretirement benefits and postemployment benefits.

             - $3.1 million pre-tax gain ($.02 per share) on the sales of assets.

             - $28.0 million pre-tax charge ($.20 per share) to cover severance and related costs for production unions at The Times.

             - $53.8 million pre-tax loss ($.47 per share) due to the closing of
               The Gwinnett (Ga.) Daily News, the sale of its residual assets and its 1992 operations.

             - $10.4 million pre-tax ($.07 per share) for training and start-up costs related to The Times's new production and distribution facility located in Edison, N.J. ("Edison").

             - $11.0 million pre-tax ($.08 per share) due to labor disruptions arising from a dispute between independent distributors of The Times and its Drivers' Union.

  Exclusive of the factors described above for the 1993 and 1992 periods, earnings would have been $.93 per share in 1993 compared with $.66 per share in 1992.

  Consolidated revenues for 1993 increased to $2.02 billion from $1.77 billion in 1992, due principally to the October 1, 1993 acquisition of The Boston Globe ("The Globe"), the June 1992 acquisition of two wholesale newspaper distribution businesses and higher advertising and circulation revenues. Costs and expenses after excluding special items increased to $1.86 billion from $1.64 billion in 1992. The increase was due principally to the October 1993 Globe acquisition, the June 1992 wholesale distribution business acquisition and higher newsprint, depreciation, and payroll and benefit costs.

  Operating profit after excluding the special factors rose to $163.1 million from $134.7 million in 1992 due principally to higher advertising and circulation revenues in the Newspaper Group, which included the operations of The Globe subsequent to October 1, 1993 and a strong performance by the Company's television stations which was partially offset by higher newsprint prices and increased depreciation.

  Interest expense, net of interest income, declined to $25.4 million in 1993 from $26.1 million in 1992. Lower levels of borrowings through the first half of 1993 were partially offset by increased borrowings in connection with the Company's stock repurchase program (see Note 13) and the utilization of cash balances in connection with the October 1, 1993 acquisition of The Globe.

  The Company's effective income tax rate for 1993 was 42.7 percent compared with 44.5 percent in 1992, exclusive of the effect of the Gwinnett transaction. The lower rate is due principally to the recognition of capital loss carryforwards and state operating loss carryforwards, which were partially offset by the negative impact of the Tax Act.

  A discussion of the operating results of the Company's segments and equity interests follows:

  Exclusive of the special pre-tax items ($36.5 million in 1993 and $47.9 million in 1992), operating profit of the Newspaper Group was $150.8 million compared with $129.1 million in 1992 on revenues of $1.54 billion and $1.31 billion respectively. Improvements in revenues were due to higher advertising and circulation rates, principally at The Times, the June 1992 acquisition of two wholesale newspaper distribution businesses and the October 1, 1993 acquisition of The Globe. The higher operating profit results principally from the inclusion of the results of The Globe since the October 1, 1993 acquisition date, higher advertising and circulation revenues, cost controls throughout the Group and cost savings related to Edison, which were partially offset by advertising weakness at the Company's two California regional newspapers, increased depreciation and start-up and redesign costs related to certain sections of The Times.

- - -------------------------------------------------------------------------------
  Advertising linage at The Times increased 1.0 percent over 1992 to 77.8 million lines.  Retail advertising rose 4.9 percent over 1992 while national and classified advertising declined 2.4 percent and 4.1 percent respectively.
Circulation of The Times for the year ended December 31, 1993 was 1,179,000 copies weekdays, approximately equal to the 1992 period.  Sunday circulation of
1,781,200 copies reached a record high, up 17,100 copies over the prior year.

  At The Globe, full-run advertising volume for the year 1993 increased 4.0 percent over 1992 to 2.5 million inches. Retail and classified advertising increased 9.9 percent and 2.6 percent, respectively, over 1992, but national advertising declined 1.6 percent. Circulation of The Globe for the year ended December 31, 1993 was 504,600 copies weekdays, down 3,300 copies, and 814,500 copies Sundays, up 2,700 copies.

  At the 30 regional newspapers that were in the Group for the entire 1993 and 1992 periods (two weekly newspapers were sold at the end of 1993), advertising volume increased 3.9 percent to 35.2 million inches. The 1993 amount includes a significantly higher volume of advertising inserts. Circulation for the daily regional newspapers for the year ended December 31, 1993 was 851,000 copies weekdays, up 4,500 copies, and 853,700 copies Sundays, up 9,200 copies. Circulation for the non-dailies was 72,700 copies, down 500 copies.

  The Magazine Group's operating profit was $12.3 million in 1993 compared with $9.9 million in 1992 on revenues of $394.5 million and $386.1 million respectively. Exclusive of the amortization costs associated with the acquisitions of McCall's and Golf World (U.S.), the Group's operating profit was $25.4 million in both years. Results for 1993 were adversely affected by an August 1993 lawsuit settlement of $1.5 million. In addition, continuing softness in the consumer packaged goods category in the women's magazines field continues to affect the Group adversely.

  Advertising pages as reported to Publications Information Bureau ("PIB") for Golf Digest increased 1 percent from 1992 to 1,344 pages; for Tennis increased 4 percent from 1992 to 795 pages; for Family Circle decreased 9 percent from 1992 to 1,570 pages, and for McCall's decreased 5 percent from 1992 to 1,138 pages.

  The Broadcasting/Information Services Group operating profit was $19.4 million compared with $14.8 million in 1992 on revenues of $87.3 million and $80.5 million respectively. Higher local advertising revenues at the Company's television stations accounted for the improved results.

  Exclusive of the $47.0 million noncash charge to write down the Company's investment in its Forest Products Group, equity in operations (an after-tax amount) of the Group was a loss of $4.9 million compared with a loss of $8.7 million in 1992. The 1993 results have been adversely affected by $0.6 million resulting from the impact of the Tax Act. Lower newsprint discounts and a favorable Canadian exchange rate accounted for the improved results. Higher newsprint discounts which were effective October 1, 1993 negatively affected the Group during the fourth quarter and into 1994.

  The Forest Products Group write-down resulted principally from the softening of paper prices due to continuing oversupply, as well as high costs and projected environmental expenditures at one mill.

  All of the Company's paper mills were affected by pricing difficulties in 1993. Newsprint prices showed some strengthening during the second and third quarters but they resumed their decline in October and were at their lowest point at year-end. This trend continued into the first quarter of 1994 as prices fell further in January. A modest March 1, 1994, newsprint price increase has been announced throughout the industry. However, other recently announced increases have not become effective because of oversupply, and it is uncertain whether this increase will be realized. In addition to pricing difficulties, one of the Company's two newsprint mills has been unable to fully overcome high cost disadvantages. This mill also requires a capital expenditure (estimated to be $25.0 million) to comply with environmental regulations which become effective in 1995. This expenditure, if it is made, will not lower the mill's costs.

  In measuring the write-down, the Company projected the future cash flows of the mills, including the required capital expenditure, and determined that the value of those cash flows was less than the carrying value of its investment in the Forest Products Group. Due in part to this write-down, the Company currently expects to report an improvement in 1994 equity operations since it will not be recording operating losses for one of its mills.

- - -------------------------------------------------------------------------------
Results of Operations: 1992 Compared with 1991

In 1992, the Company reported a net loss of $44.7 million, or $.57 per share, compared with net income of $47.0 million, or $.61 per share, in 1991. The 1992 year was adversely affected by $33.4 million, or $.43 per share, resulting from the net cumulative effect of adopting three mandated noncash accounting changes related to postretirement and postemployment benefits (see Note 11) and income taxes (see Note 7) as of January 1, 1992.

  Exclusive of the net cumulative effect of the accounting changes, the net loss for 1992 was $11.3 million or $.14 per share. Earnings for 1992 and 1991 have also been affected by the following factors:

             - $3.1 million pre-tax gains ($.02 per share) in 1992 on the sale of assets.

             - $28.0 million pre-tax charge ($.20 per share) in 1992 to cover severance and related costs resulting from labor agreements for various production unions at The Times.

             - $53.8 million pre-tax loss ($.47 per share) in 1992 due to the closing of The Gwinnett (Ga.) Daily News, the sale of its residual assets and its 1992 operations.

- - ------------------------------------------------------------------------------
             - $10.4 million pre-tax ($.07 per share) in 1992 for training and start-up costs related to commencement of operations at Edison.

             - $11.0 million pre-tax ($.08 per share) in 1992 due to labor disruptions arising from a dispute between inde-pendent distributors of The Times and its Drivers' Union.

             - $7.8 million pre-tax ($.05 per share) in 1992 for the annual charge related to postretirement benefits.

             - $20.0 million pre-tax charge ($.15 per share) in 1991 to cover severance and related costs resulting from a voluntary early retirement program for 160 employees, mainly Newspaper Guild at The Times.

             - $10.0 million ($.13 per share) in 1991 for the reversal of a provision for income taxes which related to a settlement with the Internal Revenue Service for tax years 1980 through 1984.

  Exclusive of these factors, 1992 earnings would have been $.71 per share compared with $.63 per share for 1991.

  Excluding the factors mentioned above, the principal reason for the increase in net income is higher advertising and circulation revenues in the Newspaper and Magazine Groups and lower newsprint costs due to increased price discounting offset, in part, by the adverse effect such discounting had on equity in earnings of the Forest Products Group.

  Consolidated revenues increased to $1.77 billion from $1.70 billion in 1991. The increase was due principally to higher advertising rates, higher circulation revenues in the Newspaper and Magazine Groups and the June 1992 acquisition of two wholesale newspaper distribution businesses, which distribute The Times and other publications in New York City and parts of New Jersey.

  Excluding the special factors, costs and expenses increased to $1.63 billion in 1992 from $1.59 billion in 1991 due principally to higher payroll and benefit costs and operating expenses of two wholesale distribution businesses acquired in June 1992 offset, in part, by lower newsprint prices.

  Interest expense, net of interest income, declined to $26.1 million compared with $30.6 million in 1991 due to lower levels of borrowings.

  The nondeductibility of a portion of the loss on the closedown and sale of The Gwinnett (Ga.) Daily News significantly increased the Company's tax rate. Exclusive of the Gwinnett transaction and the 1991 favorable IRS settlement, the effective income tax rate in 1992 declined to 44.5 percent compared with 50.4 percent in 1991. The lower rate is due principally to a decrease in the relationship of amortization expense for intangible assets to 1992's pre-tax income, which was significantly higher than that of 1991.

  A discussion of the operating results of the Company's segments and equity interests follows:

  Exclusive of the special pre-tax items ($47.9 million in 1992 and $20.0 million in 1991), operating profit of the Newspaper Group increased to $129.1 million in 1992 from $113.6 million in 1991 on revenues of $1.31 billion and $1.27 billion respectively.

  Improvements in revenues and operating profit were due to higher advertising and circulation rates and increased circulation. Lower newsprint costs also favorably affected the Group. The June 1992 acquisition of wholesale newspaper distribution businesses also increased the Group's revenues.

  Advertising linage at The Times declined 2.0 percent to 77.0 million lines compared with 1991. Retail advertising was flat compared with 1991 and national advertising rose 0.9 percent. However, classified advertising declined 10.5 percent from last year. Circulation of The Times for the year ended December 31, 1992, reached record highs. Circulation was 1,181,500 copies weekdays and 1,763,800 copies Sundays, up 21,600 copies and 29,800 copies, respectively, over the prior year.

  Depreciation of the building portion of Edison amounted to $14.0 million per year beginning in 1990. Depreciation of the facility's equipment has begun and will increase as each element is placed in service. Production commenced in September 1992 and depreciation of related equipment began in the fourth quarter.

  Full operation of the facility began during the first quarter of 1993. The Company estimates that depreciation of the building and equipment will total $33.0 million in 1993 increasing to $35.0 million in 1994 when the facility is operational for a full year.

  At the 30 regional newspapers that were in the Group for the entire 1992 and 1991 periods, advertising volume increased 2.5 percent to 33.8 million inches. The 1992 amount includes a significantly higher volume of advertising inserts. Circulation for the daily regional newspapers for the year ended December 31, 1992, was 844,500 copies Sundays, up 13,800 copies, and 846,500 copies weekdays, up 10,400 copies. Circulation for the non-dailies was 73,200 copies, up 3,100 copies.

  The Magazine Group's operating profit was $9.9 million in 1992 compared with a loss of $0.5 million in 1991 on revenues of $386.1 million and $352.7 million respectively. Exclusive of the amortization costs associated with the acquisitions of McCall's and Golf World (U.S.), which were structured to maximize cash flow, the Group's operating profit was $25.4 million in 1992 compared with $21.2 million in 1991. The better 1992 results were primarily due to increased advertising pages at most of the Group's magazines and lower magazine paper prices. Most of the Group's magazines increased their market share compared with 1991.

  Advertising pages as reported to PIB for Golf Digest increased 10 percent from 1991 to 1,332 pages; for Tennis increased 4 percent from 1991 to 768 pages; for Family Circle increased 12 percent from 1991 to 1,723 pages, and for McCall's increased 11 percent from 1991 to 1,201 pages.

  Broadcasting/Information Services Group operating profit was $14.8 million in 1992 compared with $14.0 million in 1991 on revenues of $80.5 million and $76.0 million respectively. The higher operating profit was due to higher local advertising revenues at the Company's television stations offset, in part, by costs related to a format change for the AM radio station WQEW, formerly WQXR-AM.

  Equity in operations of the Forest Products Group (an after-tax amount) was a loss of $8.7 million compared with income of $5.7 million in 1991. Higher paper discounts due to oversupply continue to have a negative impact.

MANAGEMENT'S DISCUSSION AND ANALYSIS (CONCLUDED)
- - -------------------------------------------------------------------------------
Liquidity and Capital Resources

Net cash provided by operating activities of $175.3 million was used primarily to modernize facilities and equipment, to pay dividends to stockholders, to repurchase shares of the Company's Class A Common Stock and, in part, to purchase The Globe. The ratio of current assets to current liabilities was 0.89 at December 31, 1993 compared with 1.08 at December 31, 1992, and long-term debt and capital lease obligations as a percentage of total capitalization was 22 percent at December 31, 1993 compared with 17 percent at December 31,1992. The increase was due principally to the impact of the Company's stock repurchase program discussed below, which was partially offset by the acquisition of The Globe on October 1, 1993.

  In October 1993, the Company announced authorized expenditures of up to $150.0 million for repurchases of its Class A Common Stock. Under the program, purchases may be made from time to time either in the open market or through private transactions. The number of shares that may be purchased in market transactions may be limited as a result of The Globe transaction. Purchases may be suspended from time to time or discontinued. To date the Company has repurchased approximately 30,000 shares of its Class A Common Stock at an average price of $24.78 per share under this program.

  Under a previously announced program that expired at the close of The Globe transaction, the Company expended approximately $254.0 million. Under this program, the Company repurchased approximately 10,231,000 shares of its Class A Common Stock at an average price of $24.87 per share.

  In December 1993 the Company and the City of New York executed a lease agreement and related agreements, under which the Company will lease 31 acres of City-owned land in Queens, New York, on which The Times plans to build a state-of-the-art printing and distribution facility. The Company estimates that the cost of the new facility will be approximately $280.0 million with construction to begin in the summer of 1994 and completion expected in 1997. Construction of the facility is subject to approval of the Company's Board of Directors.

  The Company currently estimates that, exclusive of the Queens facility, capital expenditures for 1994 will range from $90.0 million to $110.0 million.

  In connection with the 1991 divestiture of a jointly-owned affiliate, Spruce Falls Power and Paper Company Limited, the Company committed to lend up to $26.5 million (C$30.0 million) to the new owners of the mill. Such loans will take place over a five-year period ending December 1996. To date the Company has loaned approximately U.S. $20.5 million under the commitment.

  In October 1993 the Company issued notes totaling $200.0 million to an insurance company with interest payable semi-annually. $100.0 million of five-year notes were issued at a rate of 5.50 percent, and the remaining $100.0 million were issued as six and one-half year notes at a rate of 5.77 percent.

  In connection with the previously announced charges totaling $35.4 million for white-collar and production union staff reductions (see Note 4), the Company currently anticipates that the staff reductions and related expenditures will occur during 1994 and that the cost of this program will be recovered through reduced costs over a two-year period. The charges cover approximately 300 employees with an average annual wage and benefit cost of $110,000 per employee. The Company does not anticipate that its ongoing business operations will be affected by this reduction of staff and expects to fund this charge through internally generated funds.

  In January 1994 a definitive agreement was reached regarding the sale of a partnership (BPI Communications, L.P.) in which the Company has a one-third interest. In February 1994, the Company received approximately $53.0 million, which will primarily be utilized to repay notes payable, which totaled $62.3 million at December 31, 1993.

  In addition to cash provided from operating activities, the Company has several established sources for future liquidity purposes, including several revolving credit and term loan agreements. At December 31, 1993, $150.0 million was available for borrowing by the Company under these agreements. The Company anticipates that during 1994 cash for operating, investing and financing activities will continue to come from a combination of internally generated funds and external financing.

CONSOLIDATED STATEMENTS OF OPERATIONS
- - -------------------------------------------------------------------------------
Dollars and shares in thousands except               Year Ended December 31
per share data                                   1993         1992         1991
- - -------------------------------------------------------------------------------
REVENUES
Advertising                                $1,399,042   $1,254,764   $1,254,365
Circulation                                   473,971      419,454      390,600
Other                                         146,641       99,317       58,136
- - -------------------------------------------------------------------------------
Total                                       2,019,654    1,773,535    1,703,101
- - -------------------------------------------------------------------------------
COSTS AND EXPENSES
Production costs:
  Raw materials                               280,531      250,575      288,618
  Wages and benefits                          437,528      388,403      361,660
  Other                                       418,554      365,651      341,105
- - -------------------------------------------------------------------------------
Total                                       1,136,613    1,004,629      991,383
Selling, general and administrative
  expenses                                    756,460      680,498      618,079
- - -------------------------------------------------------------------------------
Total                                       1,893,073    1,685,127    1,609,462
- - -------------------------------------------------------------------------------
OPERATING PROFIT                              126,581       88,408       93,639
Interest expense, net of interest income       25,375       26,115       30,586
Loss on disposition of Gwinnett Daily News       -          53,768         -
- - -------------------------------------------------------------------------------
Income before income taxes and equity
  in operations of forest products group      101,206        8,525       63,053
Income taxes                                   43,231       11,079       21,760
- - -------------------------------------------------------------------------------
Income (Loss) before equity in operations
  of forest products group                     57,975       (2,554)      41,293
Equity in operations of forest products
  group                                       (51,852)      (8,718)       5,700
- - -------------------------------------------------------------------------------
Income (Loss) before net cumulative
  effect of accounting changes                  6,123      (11,272)      46,993
Net cumulative effect of accounting
  changes                                        -         (33,437)        -
- - -------------------------------------------------------------------------------
NET INCOME (LOSS)                          $    6,123   $  (44,709)  $   46,993
- - -------------------------------------------------------------------------------
Average number of common shares
  outstanding                                  84,459       78,534       77,299
Per share of common stock
  Before net cumulative effect of
    accounting changes                     $      .07   $     (.14)  $      .61
  Net cumulative effect of accounting
    changes                                      -            (.43)        -
  Net income (loss)                               .07         (.57)         .61
  Dividends                                       .56          .56          .56
- - -------------------------------------------------------------------------------
See notes to consolidated financial statements.

CONSOLIDATED BALANCE SHEETS
- - -------------------------------------------------------------------------------
                                                               December 31
                                                           1993         1992
- - -------------------------------------------------------------------------------
ASSETS                                                    Dollars in thousands
- - -------------------------------------------------------------------------------
CURRENT ASSETS
Cash and short-term investments (at cost which
  approximates market:
  1993, $27,744,000; 1992, $91,685,000)              $   42,058     $  118,503

Accounts receivable (net of allowances: 1993,
  $43,507,000; 1992, $33,300,000)                       264,218        192,233

Inventories                                              47,271         51,551

Deferred subscription costs                              32,597         32,830

Other current assets                                    107,009         37,661
- - -------------------------------------------------------------------------------
Total current assets                                    493,153        432,778
- - -------------------------------------------------------------------------------
INVESTMENT IN FOREST PRODUCTS GROUP                      76,020        139,392
- - -------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT (at cost)

Land                                                     65,839         61,961

Buildings, building equipment and improvements          650,186        597,597

Equipment                                               874,479        751,186

Construction and equipment installations in progress     93,007         47,842
- - -------------------------------------------------------------------------------
Total                                                 1,683,511      1,458,586

Less accumulated depreciation                           571,487        555,831
- - -------------------------------------------------------------------------------
Total property, plant and equipment - net             1,112,024        902,755
- - -------------------------------------------------------------------------------
INTANGIBLE ASSETS ACQUIRED

Costs in excess of net assets acquired                1,383,582        554,014

Other intangible assets acquired                        227,377         63,200
- - -------------------------------------------------------------------------------
Total                                                 1,610,959        617,214

Less accumulated amortization                           190,006        160,991
- - -------------------------------------------------------------------------------
Total intangible assets acquired - net                1,420,953        456,223
- - -------------------------------------------------------------------------------
MISCELLANEOUS ASSETS                                    113,054         63,826
- - -------------------------------------------------------------------------------
Total                                                $3,215,204     $1,994,974
- - -------------------------------------------------------------------------------
See notes to consolidated financial statements.

- - -------------------------------------------------------------------------------
                                                               December 31
                                                           1993            1992
- - -------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY                       Dollars in thousands
- - -------------------------------------------------------------------------------
CURRENT LIABILITIES

Accounts payable                                        $  115,402   $  139,115

Notes payable                                               62,340         -

Payrolls                                                    71,256      47,820

Accrued expenses                                           171,515      90,063

Unexpired subscriptions                                    130,627     119,508

Short-term debt                                              2,590       2,643
- - -------------------------------------------------------------------------------
Total current liabilities                                  553,730     399,149
- - -------------------------------------------------------------------------------
OTHER LIABILITIES

Long-term debt                                             413,581     158,131

Capital lease obligations                                   46,482      48,780

Deferred income taxes                                      196,875     187,701

Other                                                      403,869     199,799
- - -------------------------------------------------------------------------------
Total other liabilities                                  1,060,807     594,411
- - -------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY

5 1/2% Cumulative prior preference stock of $100 par
  value - authorized 110,000 shares; outstanding:
  1993 and 1992, 17,837 shares                               1,784       1,784

Serial preferred stock of $1 par value - authorized
  200,000 shares - none issued                                -           -

Common stock of $.10 par value

Class A - authorized 200,000,000 shares; issued:
  1993, 107,678,024 shares; 1992, 88,047,623 shares
  (including treasury shares: 1993, 1,251,573; 1992,
  8,773,419)                                                10,768       8,805

Class B, convertible - authorized 600,000 shares;
  issued: 1993, 571,624 shares; 1992, 571,804
  (including treasury shares: 1993 and 1992,
  139,943)                                                      57          57

Additional capital                                         599,758     164,928

Earnings reinvested in the business                      1,022,958   1,065,347

Common stock held in treasury, at cost                     (34,658)   (239,507)

- - -------------------------------------------------------------------------------
Total stockholders' equity                               1,600,667   1,001,414
- - -------------------------------------------------------------------------------
Total                                                   $3,215,204  $1,994,974
- - -------------------------------------------------------------------------------
See notes to consolidated financial statements.


CONSOLIDATED STATEMENTS OF CASH FLOWS
- - --------------------------------------------------------------------------------------------------------------------
Dollars in thousands                                                                    Year Ended December 31
                                                                                  1993           1992           1991
- - --------------------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED):

OPERATING ACTIVITIES
Income (loss) before net cumulative effect of accounting changes               $   6,123      $ (11,272)   $  46,993
Adjustments to reconcile income (loss) before net cumulative effect of accounting changes to net cash provided by operating activities
  Depreciation                                                                    89,274         69,880       72,441
  Amortization                                                                    39,558         38,052       44,399
  Equity in operations of forest products group - net                             52,311            943       (6,406)
  Cash distributions and dividends from forest products group                       -             6,775          775
  Loss on closing and disposition of Gwinnett Daily News                            -            53,768         -
  Deferred income taxes                                                          (37,901)       (18,216)       8,729
  (Increase) Decrease in receivables - net                                       (21,636)           430       (2,375)
  Decrease (Increase) in inventories                                              10,799        (10,707)       5,471
  Decrease (Increase) in deferred subscription costs and other current assets      4,749          1,078      (13,963)
  (Decrease) Increase in accounts payable                                        (41,429)        15,216        9,120
  Increase (Decrease) in payrolls and accrued expenses                            46,758        (12,474)       9,377
  Increase in unexpired subscriptions                                             11,196          4,342        6,666
  Other - net                                                                     15,491            290        4,944
- - --------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                        175,293        138,105      186,171
- - --------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Businesses acquired, net of cash acquired                                       (134,384)       (23,091)        -
Proceeds on sale of residual assets of Gwinnett Daily News                          -            68,000         -
Additions to property, plant and equipment                                       (75,738)       (47,068)     (39,708)
Purchases of marketable securities                                               (65,077)          -            -
Proceeds from sales of marketable securities                                      65,077           -            -
Decrease in investment in forest products group                                     -              -          46,234
Loans to former affiliate                                                        (15,000)          -          (5,000)
Other investing proceeds                                                             944          4,985        1,495
Other investing payments                                                          (1,986)        (8,629)     (16,354)
- - --------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                                           (226,164)        (5,803)     (13,333)
- - --------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Short-term borrowing - net                                                        62,340           -         (11,971)
Long-term obligations and notes payable
  Increase                                                                       200,000           -          76,963
  Reduction                                                                       (5,510)       (63,847)    (167,477)
Capital shares
  Issuance                                                                        19,894         19,785       15,121
  Repurchase                                                                    (255,222)          -              (9)
Dividends paid to stockholders                                                   (47,076)       (54,935)     (32,580)
- - --------------------------------------------------------------------------------------------------------------------
Net cash used in financing activities                                            (25,574)       (98,997)    (119,953)
- - --------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in Cash and short-term investments                       (76,445)        33,305       52,885
Cash and short-term investments at the beginning of the year                     118,503         85,198       32,313
- - --------------------------------------------------------------------------------------------------------------------
Cash and short-term investments at the end of the year                         $  42,058      $ 118,503    $  85,198
- - --------------------------------------------------------------------------------------------------------------------
See notes to consolidated financial statements and supplemental disclosures to consolidated statements of cash flows.


SUPPLEMENTAL DISCLOSURES TO CONSOLIDATED STATEMENTS OF CASH FLOWS
- - -------------------------------------------------------------------------------
Dollars in thousands                                Year Ended December 31
                                              1993           1992          1991
- - -------------------------------------------------------------------------------
NONCASH INVESTING AND FINANCING
TRANSACTIONS

Capital lease assets and obligations
  incurred                             $      338     $      668     $      311
                                       ==========     ==========     ==========
Businesses acquired
  Fair value of assets acquired        $1,237,029     $   34,462
  Liabilities assumed                    (209,000)       (11,371)
  Liabilities incurred, net of
    payments                              (18,744)          -
  Common stock issued                    (874,901)          -
                                        ---------     ----------
  Net cash paid                         $ 134,384     $   23,091
                                        =========     ==========

Valuation reserve (investment in
  forest products group)                                             $ (26,927)
                                                                     ==========
CASH FLOW INFORMATION

Cash payments during the year for

  Interest (net of amount capitalized)  $  26,861     $ 28,486       $  31,367
                                        =========     ========       =========

  Income taxes                          $  55,327     $ 36,776       $  25,620
                                        =========     ========       =========

- - -------------------------------------------------------------------------------


CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
- - ------------------------------------------------------------------------------------------------------------------------
Dollars in thousands
except per share data                                Capital Stock                                              Common
                                            5 1/2%      Class A      Class B                    Earnings         Stock
                                          Preference     Common       Common                   Reinvested       Held in
                                                                                Additional       in the        Treasury
                                                                                  Capital       Business        at cost
- - ------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1991                   $1,798      $  8,755        $58       $178,826      $1,157,045     $(288,899)
- - ------------------------------------------------------------------------------------------------------------------------
Net income                                                                                         46,993
- - ------------------------------------------------------------------------------------------------------------------------
Dividends, preference - $5.50 per share                                                               (98)
Dividends, common - $.56 per share                                                                (43,306)
- - ------------------------------------------------------------------------------------------------------------------------
Issuance of shares:
Retirement units, etc. - 26,544 Class A
  shares from treasury                                                                348                           370
Employee stock purchase plan - 1,041,858
  Class A shares                                              1                    (2,062)                       16,978
Stock options - 95,125 Class A shares                        13                       963                          (891)
Stock conversions - 8,572 shares                              1         (1)
- - ------------------------------------------------------------------------------------------------------------------------
Purchase of company stock -
  143 preference shares                       (14)                                      5
- - ------------------------------------------------------------------------------------------------------------------------
Foreign currency translation                                                                       (1,657)
- - ------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1991                  1,784         8,770         57        178,080       1,158,977      (272,442)
- - ------------------------------------------------------------------------------------------------------------------------
Net loss                                                                                          (44,709)
- - ------------------------------------------------------------------------------------------------------------------------
Dividends, preference - $5.50 per share                                                               (98)
Dividends, common - $.56 per share                                                                (43,987)
- - ------------------------------------------------------------------------------------------------------------------------
Issuance of shares:
Retirement units, etc. - 19,576 Class A
  shares from treasury                                                               (491)                          524
Employee stock purchase plan - 1,069,743
  Class A shares                                              1                   (16,432)                       34,311
Stock options - 252,435 Class A shares                       34                     3,771                        (1,900)
Stock conversions - 600 shares                             -          -
- - ------------------------------------------------------------------------------------------------------------------------
Foreign currency translation                                                                       (4,836)
- - ------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1992                  1,784         8,805         57        164,928       1,065,347      (239,507)
- - ------------------------------------------------------------------------------------------------------------------------
Net income                                                                                          6,123
- - ------------------------------------------------------------------------------------------------------------------------
Dividends, preference - $5.50 per share                                                               (98)
Dividends, common - $.56 per share                                                                (47,003)
- - ------------------------------------------------------------------------------------------------------------------------
Issuance of shares:
The Globe acquisition - 36,397,313
  Class A shares                                          1,940                   432,624                       440,337
Retirement units, etc. 10,877 Class A
  shares from treasury                                                                123                           339
Employee stock purchase plan - 819,166
  Class A shares                                                                   (2,612)                       20,329
Stock options -  185,611 Class A shares                      23                     4,695                          (934)
Stock conversions -  180 shares                             -          -
- - ------------------------------------------------------------------------------------------------------------------------
Purchase of company stock - 10,260,900
  Class A shares                                                                                               (255,222)
- - ------------------------------------------------------------------------------------------------------------------------
Foreign currency translation                                                                       (1,411)
- - ------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1993                 $1,784       $10,768        $57       $599,758      $1,022,958     $ (34,658)
- - ------------------------------------------------------------------------------------------------------------------------
See notes to consolidated financial statements.

                                        F-13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
- - -------------------------------------------------------------------------------
1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation. The consolidated financial statements include the accounts of The New York Times Company and all subsidiaries (the "Company") after elimination of intercompany items.

Inventories. Inventories are stated at the lower of cost or current market value. Inventory cost generally is based on the last-in, first-out ("LIFO") method for newsprint and magazine paper and the first-in, first-out ("FIFO") method for other inventories.

Investments. Investments in which the Company has at least a 20 percent but not more than 50 percent interest are accounted for under the equity method.

Property, Plant and Equipment. Property, plant and equipment is stated at cost, and depreciation is computed by the straight-line method over estimated service lives. The Company capitalizes interest costs as part of the cost of constructing major facilities and equipment.

Intangible Assets Acquired. Costs in excess of net assets acquired consist of excess costs of businesses acquired over values assigned to their net tangible assets and other intangible assets. The excess costs which arose from acquisitions after October 31, 1970 are being amortized by the straight-line method principally over 40 years. The remaining portion of such excess, which arose from acquisitions before November 1, 1970 (approximately $13,000,000), is not being amortized since in the opinion of management there has been no diminution in value. Other intangible assets acquired consist principally of advertiser and subscriber relationships which are being amortized over the remaining lives, ranging from 5 to 40 years.

Subscription Revenues and Costs. Proceeds from subscriptions and related costs, principally agency commissions, are deferred at the time of sale and are included in the Consolidated Statements of Operations on a pro rata basis over the terms of the subscriptions.

Foreign Currency Translation. The assets and liabilities of foreign companies are translated at the year-end exchange rates. Results of operations are translated at the average rates of exchange in effect during the year. The resultant translation adjustment is included as a component of stockholders' equity.

Earnings Per Share. Earnings per share is computed after preference dividends and is based on the weighted average number of shares of Class A and Class B Common Stock outstanding during each year. The effect of shares issuable under the Company's Incentive Plans (see Note 12), including stock options, is not material and therefore excluded from the computation.

Cash and Short-Term Investments.  For purposes of the Consolidated Statements of
Cash Flows, the Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.  The Company has overdraft positions at certain banks caused by outstanding checks.  These overdrafts have been reclassified to accounts payable.
- - -------------------------------------------------------------------------------
2.  ACQUISITIONS/DIVESTITURES

On October 1, 1993, pursuant to an Agreement and Plan of Merger dated June 11, 1993, as amended as of August 12, 1993 (the "Merger Agreement"), a wholly-owned subsidiary of the Company was merged with Affiliated Publications, Inc., the parent company of The Boston Globe ("The Globe"), which became a wholly-owned subsidiary of the Company.

  The transaction was accounted for as a purchase and, accordingly, the results of The Globe's operations have been included in the Company's consolidated financial statements beginning October 1, 1993, the date the transaction closed. The acquisition had a net cost of approximately $1,028,000,000. Under the Merger Agreement the Company exchanged cash of approximately $160,000,000 for 15 percent of The Globe's common stock with the remainder of the consideration paid by the exchange of approximately 36,400,000 shares of the Company's Class A Common Stock valued at $24.03 per share. The purchase resulted in increases in costs in excess of net assets acquired of approximately $830,000,000 (which will be amortized by the straight-line method over 40 years); other intangible assets acquired of $161,000,000 (which consist principally of advertiser and subscriber relationships which are being amortized by the straight-line method over an average period of 33 years); and property, plant and equipment of $246,000,000. Net liabilities assumed as a result of the transaction totaled approximately $209,000,000.

  The following pro forma supplemental financial information is presented as if the enterprises had combined at the beginning of the respective periods. It is not necessarily indicative of the combined results that would have occurred had the merger taken place as of the beginning of the periods provided, nor necessarily indicative of results that may be achieved in the future:

(Dollars in thousands                                Year Ended December 31,
except per share data)                                     1993         1992
- - ----------------------------------------------------------------------------
Revenues                                            $ 2,335,985   $2,187,490
Income (loss)
  before net cumulative
  effect of accounting changes                            1,380      (14,237)
Net income (loss)                                         1,380      (61,783)
Income (loss)
  per share before net
  cumulative effect of
  accounting changes                                        .01         (.13)
Net income (loss) per share                                 .01         (.54)

Pro forma depreciation and amortization expense for the year ended December 31, 1993 and 1992 was approximately $166,816,000 and $158,363,000 respectively.

  On December 31, 1993 the Company sold two weekly newspapers and recognized a pre-tax gain of $2,600,000, or $.02 per share, on the transaction.

  In January 1994, a definitive agreement was announced regarding the sale of BPI Communications, L.P. ("BPI"), a partnership in which the Company acquired a one-third interest through its October 1993 merger with The Globe. The Company received approximately $53,000,000 when the transaction was completed in February 1994 with additional payments of approximately $2,000,000 expected later in the year. For financial reporting purposes, no gain or loss will be recognized on the transaction. The Company's investment in BPI of $55,000,000 has been included in other current assets on the accompanying Consolidated Balance Sheet at December 31, 1993.

  In September 1992 the Company closed The Gwinnett (Ga.) Daily News and sold the residual assets. The closing, related sale and its 1992 operations resulted in a pre-tax loss of approximately $53,768,000 ($37,113,000 after taxes or $.47 per share). The newspaper had not earned a profit since its acquisition in 1987, but its annual operating losses were not material.

  In June 1992 the Company acquired two wholesale newspaper distribution businesses that distribute The Times and other newspapers and periodicals in New York City and central and northern New Jersey. The acquisition was accounted for as a purchase; accordingly, the operating results have been included in the consolidated financial statements from the date of the acquisition. The cost of the acquisition was approximately $34,500,000, of which $23,091,000 was paid in cash with the remainder representing net liabilities assumed. The purchase resulted in an increase in intangible assets acquired of $34,462,000.

  In April 1991 the Company increased its interest in the International Herald
Tribune S.A. to 50 percent.
- - -------------------------------------------------------------------------------
3.  CAPITAL INVESTMENT PROJECTS

Depreciation of the building portion of the Company's Edison facility, amounting to approximately $14,000,000 per year, began in 1990 when the facility was substantially completed. Due to the resolution of various labor issues, commencement of production at the facility was delayed until late in 1992. Depreciation of the equipment began during the fourth quarter and was phased in as each element was placed in service with full operation of the facility beginning in the first quarter of 1993. Depreciation of the building and equipment totaled $33,000,000 in 1993 and will increase to $35,000,000 in 1994 when the facility is operational for a full year.

  In February 1993 the Company announced that The Times closed its printing plant in Carlstadt, New Jersey, and transferred production and distribution to the new Edison facility. The carrying value of the facility (approximately $24,000,000) has been included in miscellaneous assets at December 31, 1993 pending the Company's determination of the future of the facility. The closing of the plant and decision related to its future is not expected to result in a writedown.

  In December 1993 the Company and the City of New York executed a lease agreement and related agreements, under which the Company will lease 31 acres of
City-owned land in Queens, New York, on which The Times plans to build a state-
of-the-art printing and distribution facility.  Such agreement will not commence until certain provisions relating to site preparation have been met and, accordingly, the transaction has not yet been recorded on the Company's financial statements.  The Company estimates that the cost of the new facility will be approximately $280,000,000 with construction to begin in the summer of
1994 and completion expected in 1997.  The new facility will replace presses and distribution facilities now located at The Times's facility in Manhattan.  The lease will continue for 25 years after the start of construction with an option ultimately to purchase the property.  Under the terms of the agreement, The
Times would receive various tax and energy cost reductions.  Construction of the facility is subject to approval of the Company's Board of Directors.
- - -------------------------------------------------------------------------------
4.  VOLUNTARY STAFF REDUCTIONS AND PRODUCTION UNION NEGOTIATIONS

The Company announced two fourth quarter 1993 pre-tax charges totaling $35,400,000 or $.23 per share for severance and related costs resulting from anticipated white-collar staff reductions (approximately $30,000,000) and voluntary early retirements from the composing room (approximately $5,400,000) at The Times.

  In 1993 the Company completed the negotiations of long-term labor agreements with all of its production unions, which extend to the year 2000. These agreements include wages, payments to the unions' benefit and pension funds, job security and financial incentives. The agreements extend to all of The Times's production and distribution facilities and to any new facilities which the Company might utilize (see Note 3).

  In connection with these agreements, the Company recorded two pre-tax charges, $28,000,000, or $.20 per share, in 1992 and $30,000,000, or $.22 per share, in
1989) for voluntary production union staff reductions at The Times related to the opening of Edison (see Note 3), the further automation of newspaper production in the composing room and the announced closing of Carlstadt.

  In 1991 the Company recorded a $20,000,000 before-tax charge ($.15 per share) for severance and related costs resulting from a voluntary termination benefits program for approximately 160 employees at The Times, most of whom were members of The Newspaper Guild of New York.

  At December 31, 1993 and 1992, approximately $40,000,000 and $29,000,000, respectively, are included in accrued expenses in the accompanying Consolidated Balance Sheets, which represents the unpaid balance of the pre-tax charges.

- - -------------------------------------------------------------------------------
5.  INVESTMENT IN FOREST PRODUCTS GROUP

The Company has equity interests in two Canadian newsprint companies and a paper manufacturing company operating as a partnership. The equity interests in the newsprint companies are: Donohue Malbaie Inc. - 49 percent; and Gaspesia Pulp and Paper Company Ltd. - 49 percent.

  In 1993 the Company recorded an after-tax noncash charge of $47.0 million ($.56 per share) against equity in operations to write down the Company's investment in the Forest Products Group to reflect current operating conditions and economic factors in the industry.

  In December 1991 the Company and Kimberly-Clark Corporation announced the completion of the divestiture of their jointly-owned affiliate, Spruce Falls Power and Paper Company, Limited ("Spruce Falls"). Spruce Falls is a producer of newsprint in which the Company held a 49.5 percent equity interest.

  In connection with the divestiture, the Company committed to lend up to $26,500,000 (C$30,000,000) to the new owners of the mill. Such loans will take place over a five-year period ending December 1996. At December 31, 1993 and 1992 the Company had loaned Spruce Falls approximately $20,515,000 and $5,515,000, respectively, under the loan commitment. Interest on the outstanding balance is payable quarterly at annual rates ranging from 4 to 10 percent. Commencing in December 1997, the borrowings outstanding at the end of the commitment (December 1996) are payable annually over a 5 year period in 20 percent increments.

  The Company and Myllykoski Oy, a Finnish paper manufacturing company, are partners through subsidiary companies in Madison Paper Industries ("Madison").

  Loans and contributions to Madison by an 80 percent-owned subsidiary of the Company totaled $1,279,000, $1,337,000 and $1,806,000, respectively, in 1993,
1992 and 1991. The partners' interests in the net assets of Madison at any time will depend on their capital accounts, as defined, at such time. Through the 80 percent-owned subsidiary, the Company's share of Madison's profits and losses is 40 percent.

  At December 31, 1993, the Company recorded a distribution receivable from Donohue Malbaie Inc. of $8,224,000. Such amount is included in other current assets in the Company's consolidated balance sheet at such date. No other distributions were received from the Canadian newsprint companies in 1993, 1992 or 1991. The Company's share of undistributed earnings of these companies aggregated approximately $3,975,000 and $24,551,000 at December 31, 1993 and 1992, respectively.

  Loans and contributions to the Canadian newsprint companies by the Company totaled $171,000 in 1991. No loans and contributions were made in 1993 or 1992.

- - -------------------------------------------------------------------------------
Condensed Combined Balance Sheets
of Forest Products Group

Dollars in thousands
- - -------------------------------------------------------------------------------
December 31                                         1993                   1992
- - -------------------------------------------------------------------------------

Current assets                                 $  87,984              $  76,317
Less current liabilities                          75,073                 65,026
- - -------------------------------------------------------------------------------
Working capital                                   12,911                 11,291
Fixed assets, net, etc.                          345,413                372,554
Long-term debt                                   (71,528)               (77,025)
Deferred income taxes, etc.                     (102,752)               (86,755)
- - -------------------------------------------------------------------------------
Net assets                                      $184,044               $220,065
- - -------------------------------------------------------------------------------

At December 31, 1993 long-term debt of the Forest Products Group (exclusive of $10,275,000 due within one year) matures as follows: 1995, $10,335,000; 1996,
$46,085,000; and 1997, $15,108,000. The maturities of a substantial portion of the debt may be accelerated if cash flow, as defined, exceed certain levels. None of the Forest Products Group's debt is guaranteed by the Company.

- - -------------------------------------------------------------------------------
Condensed Combined Statements of Operations
of Forest Products Group

Dollars in thousands
- - -------------------------------------------------------------------------------
Year Ended December 31                    1993             1992            1991
- - -------------------------------------------------------------------------------
Net sales and other income            $254,324         $266,451        $287,924
Costs and expenses                     269,845          297,117         276,062
- - -------------------------------------------------------------------------------
Income (Loss) before taxes             (15,521)         (30,666)         11,862
Income tax benefit                      (2,700)         (11,680)           (544)
- - -------------------------------------------------------------------------------
Net income (loss)                     $(12,821)        $(18,986)       $ 12,406
- - -------------------------------------------------------------------------------

  The condensed combined financial information of the Forest Products Group excludes the income tax effects related to Madison. Such tax effects (see Note
7) have been included in the Company's consolidated financial statements.

  The accumulated translation adjustment (included in earnings reinvested in the business) decreased stockholders' equity by $2,628,000 and $1,217,000 at December 31, 1993 and 1992 respectively. Upon the disposition of Spruce Falls in 1991, stockholders' equity was reduced by $3,506,000 to reflect the accumulated translation adjustment for such company.

  Adjustments from translating certain balance sheet accounts, principally of the Canadian newsprint companies, for each of the three years in the period ended December 31, 1993, are set forth in the Consolidated Statements of Stockholders' Equity.

  During 1993, 1992 and 1991, the Company's Newspaper Group purchased newsprint and supercalendered paper from the Forest Products Group at competitive prices. Such purchases aggregated approximately $102,000,000, $112,000,000, and $127,000,000 respectively.

- - --------------------------------------------------------------------------------
6.        INVENTORIES

Inventories as shown in the accompanying Consolidated Balance Sheets are composed of the following:

- - ---------------------------------------
Dollars in thousands
- - ---------------------------------------
December 31              1993      1992
- - ---------------------------------------
Newsprint and
  magazine paper      $38,691   $44,570
Work-in-process, etc.   8,580     6,981
- - ---------------------------------------
Total                 $47,271   $51,551
- - ---------------------------------------

Utilization of the LIFO method reduced inventories as calculated on the FIFO method by approximately $2,263,000 and $1,765,000 at December 31, 1993 and 1992
respectively.
- - --------------------------------------------------------------------------------
7.        INCOME TAXES

The Company adopted Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes ("SFAS 109") as of January 1, 1992 which changed its method of accounting for income taxes from the deferred method (Accounting Principles Board Opinion No. 11 - "APB 11") to an asset and liability approach. The cumulative effect of this change in accounting method on net income was a credit of $13,414,000 ($.17 per share) and was reflected as of January 1, 1992. Income taxes for 1991 are measured under APB 11.

  SFAS 109 requires recognition of deferred tax liabilities and assets for the estimated future tax consequences attributable to temporary differences. Such temporary differences exist when the tax basis differs from the financial reporting amount of assets or liabilities. All tax liabilities and tax assets are measured using current tax law and applicable rates. A valuation allowance is recorded to reduce deferred tax assets to amounts which, in management's judgment, are most likely to be realized.

 SFAS 109 further requires adjustment of tax balances to reflect enacted changes in tax law or rates in the period of enactment. Accordingly, 1993 results include increased tax expense resulting from the enactment of the Tax Act in August. The Tax Act increased the statutory corporate income tax rate one percent (to 35 percent) retroactive to January 1, 1993, and made other changes concerning the deductibility of certain costs in determining taxable income.

  Income tax expense as shown in the Consolidated Statements of Operations is composed of the following:

- - -----------------------------------------------------
Dollars in thousands      1993       1992        1991
- - -----------------------------------------------------
Current tax expense
Federal                $60,178     $8,970     $21,666
State, local,
foreign                 17,612      1,413         695
- - -----------------------------------------------------
                        77,790     10,383      22,361
- - -----------------------------------------------------
Deferred tax expense
Federal                (26,982)    (1,157)     (2,335)
State, local,
foreign                 (8,919)     1,302       4,941
- - -----------------------------------------------------
                       (35,901)       145       2,606
- - -----------------------------------------------------
Income tax expense
including the
tax effects of
equity in
operations              41,889     10,528      24,967
Less income tax
(benefit) expense
related to equity
in operations           (1,342)      (551)      3,207
- - -----------------------------------------------------
Income tax expense     $43,231    $11,079     $21,760
- - -----------------------------------------------------

Tax expense in 1993 was reduced by approximately $7,000,000 and $2,485,000, respectively, relating to a decrease in valuation allowance and recognition of federal tax benefits of capital loss carryforwards. Of the decrease in valuation allowance, $4,390,000 was associated with federal tax benefits of capital loss carryforwards; with the remainder attributable to state and local tax benefits of net operating loss carryforwards. Adjustment of the Company's deferred tax balances for the one percent rate increase provided in the Tax Act added $4,359,000 to deferred tax expense, inclusive of $600,000 of expense reported in equity in operations of the forest products group. In accordance with the provisions of SFAS 109, approximately $1,600,000 of additional reduction in valuation allowance, which was established against acquired deferred tax assets, was recorded as a reduction of goodwill. No such amounts affected 1992 tax expense.

  In connection with the Gwinnett transaction in 1992 (see Note 2), the Company had a net tax benefit of $16,655,000 on a pre-tax loss of $53,768,000. The difference of $1,626,000 between the tax benefit and such benefit calculated at the federal statutory rate is mainly attributable to an unrecognized capital loss (which increased tax expense by $3,405,000), net of the impact of previously amortized intangibles (which decreased tax expense by $1,779,000).

  In 1991 the Company reversed a provision for income tax contingencies of $10,000,000 related to a settlement with the Internal Revenue Service for tax years 1980 through 1984.

  The components of deferred income tax expense for 1991, which totaled $2,606,000, are as follows: depreciation $13,288,000; tax certificate $(10,409,000); tax settlement $(10,000,000); subscription expenses $7,969,000;
and other net deferred tax expense of  $1,758,000.

  Income tax benefits credited directly to stockholders' equity totaled $3,595,000, $3,735,000 and $707,000 during 1993, 1992 and 1991 respectively.

  Foreign taxes included in income tax expense in each of the years presented were not significant.

  The reasons for the variance between the effective tax rate on income before income taxes and equity in operations of the Forest Products Group and the federal statutory rate (exclusive in 1992 of the loss on the disposition of Gwinnett) are as follows:


Year Ended December 31      1993                1992                1991
- - ------------------------------------------------------------------------------
                                 % of                % of                 % of
Dollars in thousands    Amount Pretax       Amount Pretax        Amount Pretax
- - ------------------------------------------------------------------------------
Tax at federal
 statutory rate        $35,422  35.0%      $21,180  34.0%       $21,438  34.0%
Increase (decrease)
resulting from
State and local taxes
- - - net                    6,883    6.8        2,294    3.7         3,507    5.6
Capital loss
carryforwards           (6,875)  (6.8)           -      -            -      -
Amortization of
intangible
assets acquired          5,602    5.5        4,033    6.5        6,970   11.1
Change in enacted tax
rate                     3,759    3.7            -      -            -      -
Tax settlement               -      -            -      -      (10,000) (15.9)
Other - net             (1,560)  (1.5)         227    0.3         (155)  (0.3)
- - ------------------------------------------------------------------------------
Subtotal                43,231  42.7%       27,734   44.5%      21,760  34.5%
- - ------------------------------------------------------------------------------
Gwinnett disposition         -            (16,655)                    -
- - ------------------------------------------------------------------------------
Income tax expense     $43,231             $11,079              $21,760
- - ------------------------------------------------------------------------------

Federal income taxes currently refundable totaled $2,992,000 and $4,842,000 at December 31, 1993 and 1992, respectively, and are included in other current assets on the Consolidated Balance Sheets. The components of the net deferred tax liabilities recognized on the respective Consolidated Balance Sheets, are as follows:

- - -----------------------------------------
Dollars in thousands
December 31             1993         1992
- - -----------------------------------------
Deferred Tax Assets

Intangible assets
acquired             $23,568    $  23,504

Accrued state and
local taxes           19,890       18,522

Postretirement and
postemployment        78,655       40,177
benefits

Other accrued
employee benefits    110,218       25,370
and compensation

Allowance for
doubtful              23,557       24,077
accounts

AMT credit                 -        4,033
carryforward

Tax loss              23,595       26,741
carryforwards

Other                 20,151        6,521
- - -----------------------------------------
Total deferred tax   299,634      168,945
assets
Valuation allowance  (25,064)     (19,851)
- - -----------------------------------------
Net deferred tax    $274,570     $149,094
assets
- - -----------------------------------------

- - -----------------------------------------
Dollars in thousands
December 31             1993         1992
- - -----------------------------------------
Deferred Tax
Liabilities
Property, plant and
equipment           $131,189    $ 127,691

Tax certificate      137,343      145,631

Nontaxable          145,298            -
acquisition

Deferred
subscription          21,743      21,361
expenses

Safe harbor tax       20,376      24,433
lease

Other                 18,446      20,703
- - -----------------------------------------
Total deferred tax   474,395     339,819
liabilities
- - -----------------------------------------
Net deferred tax    (274,570)   (149,094)
assets
- - -----------------------------------------
Net deferred tax     199,825     190,725
liability
- - -----------------------------------------
Less amounts
included in:
Other current        (4,812)          -
assets

Accrued expenses       7,762      3,024
- - -----------------------------------------
Deferred income     $196,875   $187,701
taxes
- - -----------------------------------------

At December 31, 1993, there were no federal net operating loss carryforwards. Benefits from state and local loss carryforwards are attributable mainly to tax operating losses. Such loss carryforwards expire in accordance with provisions of applicable tax law and have remaining lives ranging from 1 to 15 years. At
December 31, 1993 the tax benefits relating to these   carryforwards expire as
follows:  1996, $4,829,000; 1997, $7,984,000; 1998, $3,017,000; 1999 through
2003, $6,540,000 and 2004 through 2008, $1,225,000.
  In connection with the sale in 1989 of its cable television system, the Federal Communications Commission granted the Company a tax certificate. This certificate enabled the Company to defer income taxes on the gain on the transaction and pay such taxes over a number of years. Under the provisions of the Internal Revenue Code, this is accomplished through a reduction in the tax bases of various assets. As a result, $10,820,000, $10,388,000 and $10,409,000 of income taxes that were so deferred became currently payable in 1993, 1992 and 1991 respectively. Additional income taxes that were deferred will become currently payable over the remaining lives of those assets with reduced tax bases.
  Federal income tax returns for all years through 1989 have been examined by the Internal Revenue Service. Tentative agreements have been reached for all years through 1989.

Examinations of the tax returns for the years 1990 through 1992 have not commenced. Management is of the opinion that any assessments resulting from these examinations will not have a material effect on the consolidated financial statements.

  Equity in operations of the Forest Products Group (see Note 5) includes the income tax effects of the Company's interest in Madison and its equity in the operations of the Canadian newsprint companies.  Of such amounts, tax benefits of $585,000 in 1993, $1,219,000 in 1992 and $120,000 in 1991 are applicable to the Canadian newsprint companies.  Deferred taxes attributable to the Company's interest in Madison were $1,562,000, $265,000, and $(561,000), respectively, for 1993, 1992 and 1991.  These deferred taxes relate principally to differences between financial reporting and tax depreciation.  The Company's consolidated federal income tax returns include the income tax effects of its interest in Madison.
- - --------------------------------------------------------------------------------
8.        DEBT

Long-term debt consisted of the following:


- - -----------------------------------------
Dollars in thousands
December 31             1993         1992
- - -----------------------------------------
Notes due 1998-2000
          (a)       $200,000    $      -
Notes due 1995 net of
  unamortized discount:
  1993, $2,444; 1992,
  $4,169 (b)         159,856     158,131
Notes due 1995 net of
 unamortized premium of
 $3,725 in 1993(c)    53,725          -

Other notes, due in
 1993 at a weighted
 average interest
 rate of 7.80%
 in 1992                   -        22
- - -----------------------------------------
Total                413,581   158,153
Less current portion       -        22
- - -----------------------------------------
Total long-term
  portion           $413,581  $158,131
- - -----------------------------------------

  (a) In October 1993 the Company issued senior notes totaling $200,000,000 to an insurance company with interest payable semi-annually. Five-year notes totaling $100,000,000 were issued at a rate of 5.50 percent, and the remaining $100,000,000 were issued as six and one-half year notes at a rate of 5.77 percent.
  (b) In connection with the 1985 acquisition of certain newspapers, the Company issued 10-year notes with an aggregate stated value of $162,300,000 which have been discounted at an interest rate of 11.85 percent for financial reporting purposes. Interest on certain of the notes is payable semi-annually. The original difference of $12,600,000 between the stated value of the notes and the amount that results from discounting the notes at 11.85 percent is being amortized as interest expense over the term of the notes.  Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, the fair value of these notes is $179,000,000.
  (c) In connection with the 1993 acquisition of The Globe (see Note 2), the Company assumed $50,000,000 of 9.34 percent fixed-rate notes maturing July 1995 which have been valued for financial reporting purposes using a discount rate of
4.25 percent.  Interest on the notes is payable semi-annually.  The excess of the fair value of the notes at the acquisition date over the stated value of such notes was $4,303,000, which is being amortized as a reduction of interest expense over the remaining term of the notes.
  The Company has an interest rate swap agreement (the "Agreement") with a major financial institution to manage interest costs. The Agreement matures in 1995 and effectively converts the 9.34 percent interest rate to a variable rate which is semi-annually indexed to the six-month LIBOR rate. Based on quoted market prices, the Agreement was valued at $1,800,000 at the acquisition date and is being amortized as interest expense over its term. Such amount has been included in miscellaneous assets in the accompanying balance sheet at December
31, 1993.  During the 1993 fourth quarter and on December 31, 1993, the
Company's effective interest rate on these unsecured notes was 6.42 percent.
  As of December 31, 1993, the recorded amounts for these unsecured notes and the Agreement approximate fair value.
- - ------------------------------------------------------------------------------
  In May 1992 the Company entered into an $80,000,000 revolving credit and term loan agreement with a group of banks, which replaced the previous $100,000,000 revolving credit and term loan agreement which would have terminated in July
1992. The new agreement, as amended, terminates in May 1995. At such time, then outstanding borrowings would be payable semi-annually aggregating 5 percent, 20 percent, 45 percent and 30 percent annually from 1995 to 1998. At the Company's discretion, this facility may be converted into term loans at any time. The Company also has a $40,000,000 revolving credit agreement with the same group of banks that expires May 1994, at which time, any outstanding borrowings would be payable.
  The agreements permit borrowings which bear interest, at the Company's option,
(i) for domestic borrowings: based on the certificates of deposit rate, the Federal Funds rate, a prime rate or a quoted rate; or (ii) for Eurodollar borrowings: based on the London interbank rate. Borrowings under these agreements may be prepaid without penalty. In October 1992 the Company entered into a new $20,000,000 revolving credit and term loan agreement with a bank and its affiliate, which replaced a previous $30,000,000 revolving credit agreement with the same bank. The new agreement, as amended, terminates in May 1995. At such time, then outstanding borrowings would be payable semi-annually aggregating 5 percent, 20 percent, 45 percent and 30 percent annually from 1995 to 1998. At the Company's discretion, this facility may be converted into term loans at any time. The Company also has entered into a $10,000,000 revolving credit agreement with the same bank and its affiliate that expires May 1994, at which time, any outstanding borrowings would be payable.
  The agreements permit borrowings which bear interest, at the Company's option,
(i) for domestic borrowings: based on the certificates of deposit rate, a prime rate or a quoted rate; or (ii) for

Eurodollar borrowings based on the London interbank rate. Borrowings under these agreements may be prepaid without penalty.
  No borrowings under any of the above agreements were outstanding during 1993.

  Both agreements provide for an annual commitment fee of 1/8th of 1 percent on the unused commitment. Certain of the agreements also include provisions which require, among other matters, specified levels of stockholders' equity. At December 31, 1993 approximately $1,148,000,000 of stockholders' equity was unrestricted.
  Short-term debt is comprised of current maturities of long-term debt and capital lease obligations. Outstanding notes payable at December 31, 1993 consists of $62,340,000 of short-term bank borrowings at an average interest rate of 3.71 percent. There were no outstanding notes payable at December 31, 1992.

  Interest expense, net of interest income, as shown in the accompanying Consolidated Statements of Operations consisted of the following:

- - -------------------------------------------------------
Dollars in thousands
Year Ended
December 31             1993         1992          1991
- - -------------------------------------------------------
Interest expense     $29,549      $30,075       $32,401
Interest income       (4,174)      (3,960)       (1,815)
- - -------------------------------------------------------
Net                  $25,375      $26,115       $30,586
- - -------------------------------------------------------
  In connection with various construction projects, interest of approximately
$1,351,000 and $705,000 was capitalized as property, plant and equipment for
1993 and 1992 respectively. There was no interest capitalized in 1991.
- - --------------------------------------------------------------------------------
9.        LEASE COMMITMENTS

In December 1993, the Company and The City of New York executed a long-term lease agreement and related agreements, under which the Company will lease land to build a state-of-the-art printing and distribution facility for The Times (see Note 3).

Operating Leases:
Such lease commitments are primarily for office space and equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other operating expenses.
  Rental expense amounted to $24,744,000 in 1993, $23,689,000 in 1992 and
$24,159,000 in 1991. The approximate minimum rental commitments under noncancelable leases (exclusive of minimum sublease rentals of $301,000) at December 31, 1993 were as follows: 1994, $16,917,000; 1995, $11,977,000; 1996,
$9,647,000; 1997, $8,566,000; 1998, $7,416,000 and $36,427,000 thereafter.

Capital Leases:
In connection with its Capital Investment Projects (see Note 3), the Company entered into a long-term lease for a building and site in Edison, New Jersey. The lease provides the Company with certain early cancellation rights, as well as renewal and purchase options. For financial reporting purposes, the lease has been classified as a capital lease; accordingly, an asset of approximately $57,000,000 (included in buildings, building equipment and improvements at December 31, 1993 and 1992) has been recorded.
The following is a schedule of future minimum lease payments under all capitalized leases together with the present value of the net minimum lease payments as of December 31, 1993:

Dollars in thousands
- - --------------------------------------
Year Ended December 31          Amount
- - --------------------------------------
1994                          $  7,221
1995                             6,871
1996                             6,623
1997                             6,411
1998                             6,400
Later years                     52,800
- - --------------------------------------
Total minimum lease
payments                        86,326
Less: amount representing
interest                        37,254
- - --------------------------------------
Present value of net
minimum lease payments
including current
maturities of $2,590           $49,072
- - --------------------------------------

- - --------------------------------------------------------------------------------
10.       PENSION PLANS
The Company sponsors several pension plans and makes contributions to several others in connection with collective bargaining agreements, including a joint
Company-union plan and a number of joint industry-union plans.  These plans cover substantially all employees.
  The Company-sponsored pension plans provide participating employees with retirement benefits in accordance with benefit provision formulas which are based on years of service and final average or career pay, and where applicable, employee contributions.  Funding is based on an evaluation and review of the assets, liabilities and requirements of each plan.  Retirement benefits are also provided under supplemental unfunded pension plans.  Amounts for 1993 have increased due to the October 1, 1993 acquisition of The Globe.
  Net periodic pension cost was $16,461,000 in 1993, $15,082,000 in 1992, and
$14,467,000 in 1991.  The components
of net periodic pension cost are:

- - ----------------------------------------------------------------
Dollars in thousands
Year Ended December 31             1993         1992        1991
- - ----------------------------------------------------------------
Service cost                    $14,075      $11,879     $11,210
Interest cost                    26,675       24,167      22,451
Actual return on
 plan assets                    (38,907)     (25,365)    (37,430)
Curtailment gain                      -         (885)          -
Net amortization
 and deferral                    14,618        5,286      18,236
- - ----------------------------------------------------------------
Net periodic
 pension cost                   $16,461      $15,082     $14,467
- - ----------------------------------------------------------------

Assumptions used in the actuarial computations were:

- - ----------------------------------------------------------------
Year Ended December 31             1993         1992        1991
- - ----------------------------------------------------------------
Discount rate                      7.0%         8.0%       8.25%
Rate of increase in
compensation levels                5.5%         5.5%        5.5%
Expected long-term
 rate of return
 on assets                        8.75%        8.75%       8.75%
- - ----------------------------------------------------------------

In connection with collective bargaining agreements, the Company contributes to several other pension plans including a joint Company-union plan and a number of joint industry-union plans. Contributions are determined as a function of hours worked or period earnings. Pension cost for these plans was $17,970,000 in 1993, $15,700,000 in 1992, and $15,052,000 in 1991.


The funded status of the Company's plans which were valued at September 30, 1993 and 1992 is as follows:


                            Plans          Plans
                            Whose          Whose
                           Assets        Accumulated
                           Exceed          Benefits
December 31, 1993        Accumulated       Exceed
Dollars in thousands      Benefits         Assets
- - ----------------------------------------------------
Actuarial present
          value of
benefit obligation:
Vested benefit
     obligation            $187,972      $219,554
- - ----------------------------------------------------
Accumulated benefit
          obligation       $193,951     $227,102
- - ----------------------------------------------------
Projected benefit
          obligation       $251,679     $282,179
Plan assets at fair
          value             234,366      142,015
- - ----------------------------------------------------
Projected benefit
 obligation in
 excess of plan
  assets                     17,313     140,164
Unrecognized net
          losses            (24,972)    (20,043)
Unrecognized prior
  service cost                7,746      (9,633)

Unrecognized
 transition obligation       (2,690)     (2,724)
Fourth-quarter
 contribution, net           (2,675)     (3,220)
Adjustment required
 to recognize
additional minimum
liability                         -      10,087
- - ----------------------------------------------------
Recorded pension
 (asset) liability         $ (5,278)   $114,631
- - ----------------------------------------------------


                            Plans          Plans
                            Whose          Whose
                           Assets        Accumulated
                           Exceed          Benefits
December 31, 1992        Accumulated       Exceed
Dollars in thousands      Benefits         Assets
- - ----------------------------------------------------
Actuarial present
          value of
benefit obligation:
Vested benefit
          obligation        $230,705     $21,039
- - ----------------------------------------------------
Accumulated benefit
          obligation        $235,994     $21,153
- - ----------------------------------------------------
Projected benefit
          obligation        $296,312     $30,722
Plan assets at fair
          value              284,469         -
- - ----------------------------------------------------
Projected benefit
          obligation
in excess of plan
assets                        11,843    30,722
Unrecognized net
 gains (losses)                6,181    (6,393)
Unrecognized prior
 service cost                 (1,202)   (1,005)
Unrecognized net
 asset (transition
 obligation)                   1,873    (6,339)
Fourth-quarter
 contribution, net            (3,172)     (265)
Adjustment required
 to recognize
additional minimum
liability                          -     4,167
- - ----------------------------------------------------
Recorded pension
  liability                 $ 15,523   $20,887
- - ----------------------------------------------------

Plan assets, which were valued as of September 30, 1993 and 1992, consist of money market investments, investments in marketable fixed income and equity securities, an investment in a diversified real estate equity fund and investments in group annuity insurance contracts.
  The additional liability relating to the unfunded status of these plans is included in other liabilities on the Consolidated Balance Sheets as of December 31, 1993 and 1992 and miscellaneous assets includes a related intangible asset of equal amount.

- - --------------------------------------------------------------------------------
11.       POSTRETIREMENT BENEFITS OTHER THAN PENSIONS AND POSTEMPLOYMENT
          BENEFITS
The Company provides health and life insurance benefits to retired employees
(and their eligible dependents) who are not covered by any collective bargaining agreements if the employee meets specified age and service requirements.
  The Company adopted the provisions of SFAS No. 106 - Employers' Accounting for
Postretirement Benefits Other Than Pensions ("SFAS 106"), changing to the accrual method of accounting for these benefits effective January 1, 1992.
Prior to 1992, postretirement benefit expenses were recognized on a pay-as-you-
go basis and were not material.
  As permitted by SFAS 106, the Company elected to recognize in 1992 the accumulated postretirement benefit obligation related to prior service costs.
The Company recorded this obligation of $64,856,000 ($37,411,000 after taxes or
$.48 per share) as the cumulative effect of an accounting change at January 1,
1992.
  Net periodic postretirement cost was $10,809,000 and $7,776,000 in 1993 and
1992 respectively.  The components of this cost are as follows:

- - --------------------------------------------
Dollars in thousands           1993     1992
- - --------------------------------------------
Service cost for benefits
earned during the period     $3,955   $3,299
Interest cost on
 accumulated postretirement
 benefit obligation           6,854    5,239
Curtailment gain                  -     (762)
- - --------------------------------------------
Net periodic
 postretirement
 benefit cost               $10,809  $7,776
- - -------------------------------------------
The Company's policy is to fund the
above-mentioned payments as claims
and premiums are paid.
  The following table sets forth the
amounts included in "Accrued
Expenses" and "Other Liabilities" in
the Consolidated Balance Sheets at
December 31, 1993 and 1992 based on
valuation dates of September 30 in
each year.  The 1993 amounts have
increased principally due to the
October 1, 1993 acquisition of The
Globe.

- - --------------------------------------------
Dollars in thousands
- - --------------------------------------------
December 31                    1993     1992
- - --------------------------------------------
Accumulated postretirement
benefit obligation
Retirees                    $53,677  $28,054
Fully eligible active        28,450   18,943
plan participants
Other active plan
participants                 51,522  25,645
- - --------------------------------------------
Total                       133,649  72,642
Unrecognized net gains
          (losses)            3,093  (2,198)
Fourth-quarter expense
 net of benefit
 payment                        621     -
- - --------------------------------------------
Total accrued
 postretirement
benefit liability           137,363  70,444
Current portion included
in accrued expenses           4,040   2,591
- - --------------------------------------------
Long-term accrued
 postretirement
benefit liability          $133,323 $67,853
- - --------------------------------------------

  For 1993 the accumulated postretirement benefit obligation was determined using a discount rate of 7.0 percent, an estimated increase in compensation levels of 5.5 percent and a health care cost trend rate of between 13 percent and 11 percent in the first year grading down to 5 percent in the year 2008.
  Increasing the assumed health care cost trend rates by one percentage point in each year and holding all other assumptions constant would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $18,857,000 and increase the net periodic postretirement benefit cost for 1993 by $2,300,000.
  For 1992 the accumulated postretirement benefit obligation was determined using a discount rate of 8.0 percent, an estimated increase in compensation levels of 5.5 percent and a health care cost trend rate of approximately 15.0 percent for pre-age-65 benefits, decreasing to 6.25 percent in the year 2014 and thereafter and a rate of 14.75 percent for post-age-65 benefits decreasing to
6.0 percent in the year 2014 and thereafter.
  In connection with collective bargaining agreements, the Company contributes to several welfare plans including a joint Company-union plan and a number of joint industry-union plans. Contributions are determined as a function of hours worked or period earnings. Portions of these contributions, which cannot be disaggregated, related to postretirement benefits for plan participants. Total contributions to these welfare funds were approximately $18,000,000 and $16,800,000 in 1993 and 1992 respectively.
  The Company also adopted SFAS No. 112 - Employers' Accounting for Postemployment Benefits ("SFAS 112") as of the beginning of 1992. SFAS 112 requires that certain benefits provided to former or inactive employees, after employment but before retirement, such as workers' compensation, disability benefits and health care continuation coverage be accrued if attributable to employees' service already rendered. The cumulative effect on net income of this change in accounting method resulted in a one-time charge of $16,365,000 ($9,440,000 after taxes or $.12 per share) and has been reflected as of January 1, 1992.

- - --------------------------------------------------------------------------------
12.       EXECUTIVE AND NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

Under the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan (together the "1991 Executive Plans"), the Board of Directors may authorize incentive compensation awards and grant stock options to key employees of the Company. Awards may be granted in cash, restricted and unrestricted shares of the Company's Class A Common Stock, Retirement Units or such other forms as the Board of Directors deems appropriate. Under the 1991 Executive Plans, stock options of up to 10,000,000 shares of Class A Common Stock may be granted and stock awards of up to 1,000,000 shares of Class A Common Stock may be made. In adopting the 1991 Executive Plans, shares previously available for issuance of retirement units and stock options under prior plans are no longer available for future awards.
  Retirement Units are payable in Class A Common Stock over a period of 10 years following retirement.
  Stock options currently outstanding were granted under the Company's 1974 and 1984 Stock Option Plans and the 1991 Executive Plans. The Plans provide for granting of both incentive and non-qualified stock options principally at an option price per share of 100 percent of the fair market value of the Class A Common Stock on the date of grant. These options have terms of five or ten years, and become exercisable in annual periods ranging from one year to four years from the date of grant. Payment upon exercise of an option may be made in cash, with previously-acquired shares, with shares (valued at fair market value) which would be otherwise issued on the exercise of the option or any combination thereof.
  Under the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), non-qualified options with ten-year terms are granted annually to each non-employee director of the Company. Each annual grant allows the director to purchase from the Company up to 1,000 shares of Class A Common Stock at the fair market value of such shares at the date of grant. Options for an aggregate of 250,000 shares of Class A Common Stock may be granted under the Directors' Plan.
  Outstanding stocks options granted to key employees of The Globe to purchase its Series A and/or Series B Common Stock prior to the merger have been converted to stock options to purchase the Company's Class A Common Stock. The former Globe stock options were converted at a ratio of 0.6 shares of Class A Common for each share of Globe stock as determined by the merger agreement. All of these stock options became exercisable effective with the merger on October 1, 1993.
  Changes in stock options for each of the three years in the period ended December 31, 1993 were as follows:


- - --------------------------------------------------------------
Dollars in thousands                    Option Price
except per share data        Shares     Per Share($)     Total
- - --------------------------------------------------------------
Options outstanding
January 1, 1991           3,296,385    4.77 to 38.87    76,344
Granted                   1,269,064   20.00 to 20.81    25,391
Exercised                  (134,984)   4.77 to 18.40    (1,121)
Terminations                (94,957)  20.56 to 38.87    (2,515)
- - --------------------------------------------------------------
Options outstanding
December 31, 1991         4,335,508    5.76 to 38.87    98,099
Granted                   1,103,410  25.93 to  28.88    28,473
Exercised                  (466,320)   5.76 to 26.75    (7,900)
Terminations                (91,982)  20.56 to 36.43    (2,737)
- - --------------------------------------------------------------
Options outstanding
December 31, 1992         4,880,616   13.96 to 38.87   115,935
Granted                   1,909,080   26.50 to 30.68    50,641
Globe stock
option conversion           958,654    6.89 to 22.50    14,381
Exercised                  (346,334)   6.89 to 26.75    (6,333)
Terminations                (41,175)  20.00 to 36.43    (1,116)
- - --------------------------------------------------------------
Options outstanding
December 31, 1993         7,360,841    6.89 to 38.87  $173,508
- - --------------------------------------------------------------
Options which became
exercisable during
1991                      1,086,077            20.56   $22,332
1992                        728,859   20.00 to 20.81    14,588
1993                      1,803,174    6.89 to 28.88    35,098
- - --------------------------------------------------------------
Options exercisable
at December 31,
1991                      3,066,444    5.76 to 38.87   $72,708
1992                      3,237,964   13.96 to 38.87    76,678
1993                      4,673,663    6.89 to 38.87   104,789
- - --------------------------------------------------------------

- - --------------------------------------------------------------------------------
13.       CAPITAL STOCK

The 5 1/2 percent cumulative prior preference stock, which is redeemable at the option of the Company on 30-day's notice at par plus accrued dividends, is entitled to an annual dividend of $5.50 payable quarterly.
  The serial preferred stock is subordinate to the 5 1/2 percent cumulative prior preference stock. The Board of Directors is authorized to set the distinguishing characteristics of each series prior to issuance, including the granting of limited or full voting rights; however, the consideration received must be at least $100 per share. No shares of serial preferred stock have been issued.
  The Class A and Class B Common Stock are entitled to equal participation in the event of liquidation and in dividend declarations. The Class B Common Stock is convertible at the holders' option on a share-for-share basis into Class A shares. As provided for in the certificate of incorporation, the Class A Common Stock has limited voting rights, including the right to elect 30 percent of the Board of Directors, and the Class A and Class B Common Stock have the right to vote together on reservations of Company stock for stock options, on the ratification of the selection of independent certified public accountants and, in certain circumstances, on acquisitions of the stock or assets of other companies. Otherwise, except as provided by the laws of the State of New York, all voting power is vested solely and exclusively in the holders of the Class B Common Stock.
  At a special meeting of shareholders in September 1993, an amendment of the Company's Restated Certificate of Incorporation was approved to increase the total number of authorized shares of Class A Common Stock to 200,000,000 shares, thereby increasing the Company's overall total number of authorized shares of capital stock of The New York Times Company to 200,910,000 shares.
  Under a stock repurchase program which commenced in June 1993 and expired at the close of The Globe transaction on October 1, 1993, the Company repurchased approximately 10,231,000 shares of its Class A Common Stock at an average price of $24.87 per share.
  In a new program announced in October 1993, the Company's Board of Directors authorized additional expenditures of up to $150,000,000 for repurchases of its Class A Common Stock. Under the new Board authorization, purchases may be made from time to time either in the open market or through private transactions.
The number of shares that may be purchased in market transactions may be limited as a result of The Globe transaction. Purchases may be suspended from time to time or discontinued. Under this program, to date, the Company has repurchased approximately 30,000 shares of its Class A Common Stock at an average price of $24.78 per share. Had stock repurchases, under both programs, occurred as of January 1, 1993, earnings per share for the year 1993 would have been $.08.
  Under the 1994 Offering of the Employee Stock Purchase Plan, eligible employees may purchase Class A Common Stock through payroll deductions during 1994 at the lower of $20.03 per share (85 percent of the average market price on November 1, 1993) or 85 percent of the average market price on December 29, 1994.
  Shares of Class A Common Stock reserved for issuance at December 31, 1993 and 1992 were as follows:

- - --------------------------------------------------
December 31                     1993         1992
- - --------------------------------------------------
Retirement Units
Outstanding                  216,806       229,574
Stock Awards
Available                    993,359             -
Stock Options
Outstanding                7,360,841     4,880,616
Available                  5,988,480     7,651,526
Employee Stock
Purchase Plan
Available                    993,919     1,813,085
Voluntary Conversion of
Class B Common Stock
Available                    571,624      571,804
- - --------------------------------------------------
Total                     16,125,029   15,146,605
- - --------------------------------------------------

- - --------------------------------------------------------------------------------
14.       ACCOUNTING CHANGES

During 1992, the Company adopted three noncash accounting changes mandated by the Financial Accounting Standards Board: SFAS No. 106-Employers' Accounting for Postretirement Benefits Other Than Pensions (see Note 11), SFAS 109-Accounting for Income Taxes (see Note 7) and SFAS 112-Employers' Accounting for Postemployment Benefits (see Note 11). All accounting changes have been adopted prospectively and, accordingly, earnings for 1991 have not been restated.
  The cumulative effect of adopting these accounting changes is as follows:

- - ----------------------------------------------
               After-tax effects    Earnings
          (Dollars in thousands)    per share
- - ----------------------------------------------
Postretirement Benefits $(37,411)    $(.48)
Income Taxes              13,414       .17
Postemployment Benefits   (9,440)     (.12)
                        --------     -----
Net charge              $(33,437)    $(.43)
                        ========     =====
- - ----------------------------------------------

- - --------------------------------------------------------------------------------
15.       SEGMENTS
The Company's segment and related information is included on pages 2 and 3 of this Appendix.  The information for the years 1993, 1992 and 1991 appearing therein is presented on a basis consistent with, and is an integral part of, the consolidated financial statements.  Revenues from individual customers, revenues between business segments and revenues, operating profit and identifiable assets of foreign operations are not significant.

- - --------------------------------------------------------------------------------
16.       CONTINGENT LIABILITIES

There are various libel and other legal actions that have arisen in the ordinary course of business and are now pending against the Company. Such actions are usually for amounts greatly in excess of the payments, if any, that may be required to be made. It is the opinion of management after reviewing such actions with legal counsel to the Company that the ultimate liability which might result from such actions would not have a material adverse effect on the consolidated financial statements.

- - --------------------------------------------------------------------------------
17.       RECLASSIFICATIONS

For comparability, certain 1991 and 1992 amounts have been reclassified to conform with the 1993 presentation.

INDEPENDENT AUDITORS' REPORT
BOARD OF DIRECTORS
AND STOCKHOLDERS OF
THE NEW YORK TIMES COMPANY:

We have audited the accompanying consolidated balance sheets of The New York Times Company as of December 31, 1993 and 1992 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1993. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of The New York Times Company as of December 31, 1993 and 1992 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1993 in conformity with generally accepted accounting principles.
  As discussed in notes 7, 11 and 14, the Company changed its methods of accounting for income taxes, postretirement benefits other than pensions and postemployment benefits effective January 1, 1992 to conform with Statements of Financial Accounting Standards 109, 106 and 112.

     -Deloitte & Touche-

New York, New York
February 10, 1994



MANAGEMENT'S RESPONSIBILITIES
REPORT

The Company's consolidated financial statements were prepared by management who is responsible for their integrity and objectivity. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles and, as such, include amounts based on management's best estimates and judgments.
  Management is further responsible for maintaining a system of internal accounting control, designed to provide reasonable assurance that the Company's assets are adequately safeguarded and that the accounting records reflect transactions executed in accordance with management's authorization. The system of internal control is continually reviewed for its effectiveness and is augmented by written policies and procedures, the careful selection and training of qualified personnel and a program of internal audit.
  The consolidated financial statements were audited by Deloitte & Touche, independent auditors. Their audit was conducted in accordance with generally accepted auditing standards and their report is shown on this page.
  The Audit Committee of the Board of Directors, which is composed solely of independent directors, meets regularly with the independent auditors, internal auditors and management to discuss specific accounting, financial reporting and internal control matters. Both the independent auditors and the internal auditors have full and free access to the Audit Committee. Each year the Audit Committee selects, subject to ratification by stockholders, the firm which is to perform audit and other related work for the Company.

MARKET INFORMATION

The Class A Common Stock is listed on the American Stock Exchange. The Class B convertible Common Stock and the 5 1/2 percent cumulative prior preference stock are unlisted and are not actively traded. Dividends on the preference stock were paid at the quarterly rate of $1.375 per share during each of the two years.
  The approximate number of security holders of record as of January 31, 1994 was as follows: Class A Common Stock: 17,245; Class B Common Stock: 43; 5 1/2 percent cumulative prior preference stock: 65.

The market price range of Class A Common Stock in 1993 and 1992 is as follows:


- - ------------------------------------------
Quarter Ended        1993         1992
- - ------------------------------------------
                High    Low   High    Low
March 31      $31.25 $26.37 $32.12 $22.62
June 30        31.25  23.00  32.00  26.00
September 30   26.12  22.62  29.75  25.00
December 31    28.75  22.37  28.37  23.62
Year           31.25  22.37  32.12  22.62
- - ------------------------------------------


QUARTERLY INFORMATION (Unaudited)
- - ----------------------------------------------------------------------------------------------------------------
Dollars and shares in millions       First         Second          Third          Fourth
except per share data               Quarter        Quarter        Quarter        Quarter                Year
                                  1993    1992    1993   1992    1993    1992    1993   1992       1993     1992
- - ----------------------------------------------------------------------------------------------------------------
Revenues                       $ 454.5 $ 435.9 $ 483.6 $443.2 $ 445.6 $ 426.2 $ 636.0 $468.2   $2,019.7 $1,773.5
- - ----------------------------------------------------------------------------------------------------------------
Costs and Expenses
Production costs:
Raw materials                     63.7    67.6    67.5   62.1    64.2    63.6    85.1   57.3      280.5    250.6
Wages and benefits               101.2    91.4   100.1   92.7    99.8   100.5   136.4  103.8      437.5    388.4
Other                             94.5    84.5    98.6   84.5   102.9    88.7   122.6  107.9      418.6    365.6
- - ----------------------------------------------------------------------------------------------------------------
Total                            259.4   243.5   266.2  239.3   266.9   252.8   344.1  269.0    1,136.6  1,004.6
Selling, general and
administrative
expenses                         164.0   157.6   168.4  167.2   166.5   162.0   257.6  193.7      756.5    680.5
- - ----------------------------------------------------------------------------------------------------------------
Total                            423.4   401.1   434.6  406.5   433.4   414.8   601.7  462.7    1,893.1  1,685.1
- - ----------------------------------------------------------------------------------------------------------------
Operating profit                  31.1    34.8    49.0   36.7    12.2    11.4    34.3    5.5      126.6     88.4
Interest expense, net              5.2     7.0     5.2    6.7     6.6     6.4     8.4    6.0       25.4     26.1
Loss on disposition
          of
Gwinnett Daily News                 -      1.6       -    1.1       -    51.1       -      -          -     53.8
Income taxes                     12.9     11.2    20.9   12.4     6.5   (13.2)    2.9    0.7       43.2     11.1
- - ----------------------------------------------------------------------------------------------------------------
Income (Loss) before
equity in operations of
forest products group            13.0     15.0    22.9   16.5    (0.9)  (32.9)   23.0   (1.2)      58.0     (2.6)
Equity in operations of
forest products group             (2.1)   (1.6)   (0.5)  (2.5)   (2.1)   (2.1)  (47.2)  (2.5)     (51.9)    (8.7)
- - ----------------------------------------------------------------------------------------------------------------
Income (Loss) before
net cumulative effect
of accounting changes             10.9    13.4    22.4   14.0    (3.0)  (35.0)  (24.2)  (3.7)       6.1    (11.3)
Net cumulative effect
of accounting changes               -    (33.4)     -       -       -       -        -     -          -    (33.4)
- - ----------------------------------------------------------------------------------------------------------------
Net income (loss)               $ 10.9  $(20.0) $ 22.4  $14.0  $ (3.0) $(35.0) $(24.2) $(3.7)     $ 6.1   $(44.7)
- - ----------------------------------------------------------------------------------------------------------------
Average number of
          common
shares outstanding                79.9    78.4    79.7   78.5    72.4    78.6   106.0   78.6       84.5     78.5
Per share of common
          stock
Before net cumulative
effect of
accounting changes               $ .14   $ .17   $ .28   $.18  $ (.04)  $(.44) $ (.23) $(.05)     $ .07   $ (.14)
Net cumulative effect
of accounting changes                -    (.43)      -      -       -       -       -      -          -     (.43)
Net income (loss)                  .14    (.26)    .28    .18    (.04)   (.44)   (.23)  (.05)       .07     (.57)
Dividends                          .14     .14     .14    .14     .14     .14     .14    .14        .56      .56
- - ----------------------------------------------------------------------------------------------------------------

The 1993 quarters do not equal the 1993 year-end amount for earnings per share due to the weighted average number of shares outstanding used in the computations for the respective periods. Per share amounts for the respective quarters and years have been computed using the average number of common shares outstanding as presented in the table above. The significant differences in the number of shares in the 1993 periods are due principally to the issuance of approximately 36.4 million shares due to the October 1993 Globe acquisition offset, in part, by stock repurchases of approximately 10.3 million shares during the third and fourth quarter.
  The Company's largest source of revenues is advertising, which influences the pattern of the Company's quarterly consolidated revenues and is seasonal in nature. Traditionally, second-quarter and fourth-quarter advertising volume is higher than that in the first quarter. Advertising volume tends to be lower in the third quarter primarily because of the summer slow-down in many areas of economic activity. Quarterly trends are also affected by the overall economy and economic conditions that may exist in specific markets served by each of the Company's business segments.
  First-quarter 1993 was negatively affected by $3.7 million pre-tax ($.02 per share) due to a March snowstorm.
  Third-quarter 1993 includes $5.6 million ($.07 per share) of additional income tax expense due to the enactment of the Tax Act.
  Fourth-quarter 1993 includes a $2.6 million pre-tax gain ($.02 per share) on the sale of assets.
  Fourth-quarter 1993 includes $35.4 million of pre-tax charges ($.19 per share) for white-collar and production union staff reductions at The Times.
  Fourth-quarter 1993 includes an after-tax noncash charge to equity in operations of $47.0 million ($.44 per share) to write-down the Company's investment in its Forest Products Group to reflect current operating conditions and economic factors in the industry.
  First-quarter 1992 includes $3.1 million pre-tax gain ($.02 per share) on the sales of assets.
  Second-quarter 1992 was negatively affected by $11.0 million pre-tax ($.08 per share) due to labor disruptions at The Times.
  Third and fourth-quarter 1992 include pre-tax $2.8 million ($.02 per share) and $7.6 million ($.05 per share), respectively, for training and start-up costs for commencement of operations at Edison.
  Fourth-quarter 1992 includes a $28.0 million pre-tax charge ($.20 per share) for voluntary union staff reductions at The Times.


TEN-YEAR SUPPLEMENTAL FINANCIAL DATA
- - --------------------------------------------------------------------------------------------------------------------------------
Dollars and shares in millions                                                 Year Ended December 31
except per share data                              1993    1992    1991    1990    1989    1988    1987    1986    1985    1984
- - --------------------------------------------------------------------------------------------------------------------------------
Revenues and Income
Revenues                                          $2,020  $1,774  $1,703  $1,777  $1,769  $1,700  $1,642  $1,524  $1,358  $1,199
- - --------------------------------------------------------------------------------------------------------------------------------
Operating Profit                                     127      88      94     130     169     251     284     266     210     176
- - --------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations before
  equity in forest products group                     58      (2)     41      61      84     132     138     110      93      86
Equity in operations of forest products group        (52)     (9)      6       4     (16)     29      18      20      21      13
- - --------------------------------------------------------------------------------------------------------------------------------
Income (Loss) from continuing operations               6     (11)     47      65      68     161     156     130     114      99
Discontinued operations                                -       -       -       -     199       7       4       2       2       1
Net cumulative effect of accounting changes            -     (34)      -       -       -       -       -       -       -       -
- - --------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                      6     (45)     47      65     267     168     160     132     116     100
- - --------------------------------------------------------------------------------------------------------------------------------
Balance Sheet
Total assets                                       3,215   1,995   2,128   2,150   2,188   1,915   1,712   1,405   1,296     869
Long-term debt and capital lease obligations         460     207     213     319     337     378     391     217     274      75
Common stockholders' equity                        1,599   1,000   1,073   1,056   1,064     873     823     705     586     485
- - --------------------------------------------------------------------------------------------------------------------------------
Per share of Common Stock
Continuing operations                                .07    (.14)    .61     .85     .87    2.00    1.91    1.60    1.43    1.25
Discontinued operations                                -       -       -       -    2.52     .08     .05     .03     .02     .01
Net cumulative effect of accounting changes            -    (.43)      -       -       -       -       -       -       -       -
Net income (loss)                                    .07    (.57)    .61     .85    3.39    2.08    1.96    1.63    1.45    1.26
Dividends                                            .56     .56     .56     .54     .50     .46     .40     .33     .29     .25
Common stockholders' equity (end of year)          14.96   12.54   13.70   13.68   13.63   11.02   10.04    8.59    7.24    6.09
- - --------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding (end of year)
Class A and Class B Common                         106.9    79.7    78.4    77.2    78.1    79.2    82.0    82.0    80.9    79.7
- - --------------------------------------------------------------------------------------------------------------------------------
Market Price (end of year)                         26.25   26.37   23.62   20.62   26.37   26.87   31.00   35.50   24.50   19.19
- - --------------------------------------------------------------------------------------------------------------------------------

1993 - Results include pre-tax $3.7 million ($.02 per share) due to a March snowstorm.

  Results include $5.6 million ($.07 per share) of additional tax expense due to the enactment of the Tax Act.

  Results include a $2.6 million pre-tax gain ($.02 per share) on the sale of assets.

  Results include $35.4 million of pre-tax charges ($.23 per share) for staff reductions at The Times.

  Results include an after-tax noncash charge of $47.0 million ($.56 per share) against equity in operations to write down the Company's investment in its Forest Products Group to reflect current operating conditions and economic factors in the industry.

1992 -    Results included a $53.8 million pre-tax loss ($.47 per share) on the closing of The Gwinnett (Ga.) Daily News.

  Results included a $3.1 million pre-tax gain ($.02 per share) from the sales of assets.

  Results included a $28.0 million pre-tax charge ($.20 per share) for voluntary union staff reductions at The Times.

  Results included $21.4 million pre-tax ($.15 per share) for labor disruptions and training and start-up costs at Edison.

1991 - Results included a $20.0 million pre-tax charge ($.15 per share) for voluntary union staff reductions at The Times.

  Results include the reversal of a provision for income taxes of $10.0 million ($.13 per share) for a favorable tax settlement.

1989 - Results included an after-tax gain of $193.3 million ($2.46 per share) from the sale of the Company's cable television operations. The gain and results of operations through the 1989 sale date are included as discontinued operations.

  Results included a $30.0 million pre-tax charge ($.22 per share) for voluntary union staff reductions at The Times.

  Results included an after-tax charge of $27.2 million ($.35 per share) for a valuation reserve against the Company's investment in the Forest Products Group.

1986 -      Results included an interest charge of $8.5 million ($.05 per share)
which relates to a court decision arising from the Company's 1981 acquisition of two cable television systems.

1985 -      Results included a $2.8 million gain ($.03 per share) from the sale of property. The Company acquired five newspapers and two television stations for $389.6 million.

(Graphic of Map)


From west
- - ---------------------------------------------------------------
Entering Boston on I-90 (the Massachusetts Turnpike), take the Copley Square/Prudential Center exit. Remain in lane marked Copley Square. Turn right on Stuart St., the first street off the exit. Travel 4 blocks, Park Plaza Hotel is on the lefthand side at 64 Arlington St.

From north
- - ---------------------------------------------------------------
Entering Boston on I-93, take exit 27 toward torrow
Drive. From Storrow Drive turn left on the Copley Sq. exit.
Take an immediate left on Beacon St. followed by a right onto Arlington St. Park Plaza Hotel is 6 blocks ahead on the lefthand side at 64 Arlington St.

From south
- - ---------------------------------------------------------------
Entering Boston on I-93, take exit 26 to Storrow Drive.
From Storrow Drive turn left on the Copley Sq. exit. Take an immediate left on Beacon St. followed by a right onto Arlington St. Park Plaza Hotel is 6 blocks ahead on the lefthand side at 64 Arlington St.

Park Plaza Hotel 617-426-2000

NYT                         THE NEW YORK TIMES COMPANY                 CLASS A
PROXY        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 19, 1994

The undersigned hereby constitutes and appoints Arthur Ochs Sulzberger, Laura J. Corwin and Solomon B. Watson IV, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 8:30 A.M., local time, at Boston Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116, on Tuesday, April 19, 1994, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

                                                        Change of Address
Election of Class A Directors, Nominees:

Louis V. Gerstner, Jr., A Leon Higginbotham, Jr.,   ___________________________
Robert A. Lawrence, Charles H. Price II,
Donald M. Stewart                                   ___________________________

                                                    ___________________________
                                                    (If you have written in the
                                                    above space, please mark the
                                                    corresponding box on the
                                                    reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES
- - -SEE REVERSE SIDE- BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.
                                                        SEE REVERSE
                                                           SIDE

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS A DIRECTORS AND FOR PROPOSALS 2 AND 3.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


                       FOR    WITHHELD
1. Election of Class
   A Directors        [   ]     [   ]
   (see reverse)

For, except vote withheld from the following nominee(s)

____________________________________________


                                                  FOR      AGAINST      ABSTAIN
2. Amendment of Employee Stock
   Purchase Plan                                  [   ]       [  ]         [   ]


3. Ratification of selection of Deloitte & Touche [   ]       [  ]         [   ]
   as auditors



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON APRIL 19, 1994.
Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated
March 21, 1994.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournments thereof.


Change of
address on
Reverse Side [  ] ______________

SIGNATURE(S)________________________________________ DATE _________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing as a corporation, please give full corporate name by authorized officer.

NYT                         THE NEW YORK TIMES COMPANY                 CLASS B
PROXY        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR ANNUAL MEETING ON APRIL 19, 1994

The undersigned hereby constitutes and appoints Arthur Ochs Sulzberger, Laura J. Corwin and Solomon B. Watson IV, and each of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of THE NEW YORK TIMES COMPANY to be held at 8:30 A.M., local time, at Boston Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts 02116, on Tuesday, April 19, 1994, or at any adjournments thereof, and to vote on all matters coming before said meeting including the proposals indicated on the reverse side hereof.

                                                        Change of Address
Election of Class B Directors, Nominees:

John F. Akers, Richard L. Gelb, Marian S Heiskell   ___________________________
Ruth S. Holmberg, Walter E. Mattson, George B.
Munroe, George L. Shinn, Arthur Ochs Sulzberger,    ___________________________
Judith P. Sulzberger, William O. Taylor,
Cyrus R. Vance                                      ___________________________
                                                    (If you have written in the
                                                    above space, please mark the
                                                    corresponding box on the
                                                    reverse side of this card)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES
- - -SEE REVERSE SIDE- BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.
                                                        SEE REVERSE
                                                           SIDE

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF CLASS B DIRECTORS AND FOR PROPOSALS 2 AND 3.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.


                        FOR    WITHHELD
1. Election of Class
   B Directors         [   ]     [   ]
   (see reverse)

For, except vote withheld from the following nominee(s)

____________________________________________


                                                  FOR      AGAINST      ABSTAIN
2. Amendment of Employee Stock
   Purchase Plan                                  [   ]       [  ]         [   ]


3. Ratification of selection of Deloitte & Touche [   ]       [  ]         [   ]
   as auditors



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON APRIL 19, 1994.
Your signature on the proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated
March 21, 1994.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or at any adjournments thereof.


Change of
address on
Reverse Side [  ] ______________

SIGNATURE(S)________________________________________ DATE _________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing as a corporation, please give full corporate name by authorized officer.

                               ||  |  |  ||
                               ||  |  |  ||
                               ||  |  |  ||
SECRETARY'S OFFICE             ||  |  |  ||
                               ||  |  |  ||            -----------------
                               ||  |  |  ||            |  NO POSTAGE   |
                                                       |  NECESSARY    |
                                                       |  IF MAILED    |
                                                       |    IN THE     |
                                                       | UNITED STATES |
                                                       -----------------

- - ------------------------------------------------       =================
 B U S I N E S S       R E P L Y         M A I L       =================
 FIRST CLASS MAIL   PERMIT NO 289   NEW YORK NY        =================
- - ------------------------------------------------       =================
POSTAGE WILL BE PAID BY ADDRESSEE                      =================
                                                       =================
                                                       =================
                                                       =================
        THE NEW YORK TIMES COMPANY                     =================
        229 WEST 43RD STREET
        NEW YORK NY 10109 - 0225

Please return this card                       I plan to attend the Meeting.
only if you plan to attend.
- - --------------------------
                                              Please type or print clearly.

The New York Times Company
Annual Meeting of Stockholders
8:30 A.M., Tuesday, April 19, 1994            -----------------------------
                                              Name of Stockholder

Boston Park Plaza Hotel                       -----------------------------
64 Arlington Street                           Street Address
Boston, Massachusetts 02116
                                              -----------------------------
                                              City         State        Zip


                                             *To facilitate counting, please
                                             forward your proxy to the Transfer
                                             Agent even if you are planning to
                                             attend. You can always revoke it
                                             at the meeting if you wish.

                                  March 22, 1994

TO:     The Schedule 3 Stockholders Under the Stockholders
	Agreement, dated as of June 11, 1993, by and between The New York Times Company and the other parties signatory thereto

	c/o Boston Safe Deposit & Trust Co.
	One Boston Place
	Boston, MA
	Attention:  Richard W. Towle

Ladies and Gentlemen:

    I am writing to you pursuant to the Stockholders
Agreement, dated as of June 11, 1993 by and between The New
York Times Company ("Parent") and the other parties signatory thereto (the "Stockholders Agreement"). All terms used herein are used as defined in the Stockholders
Agreement.

     This letter is a reminder to you that, as contemplated by Section 3.6(a)(i) of the Stockholders
Agreement, each of you has agreed to vote all shares of Parent Voting Securities Beneficially Owned by you as recommended by the Board of Directors of Parent on all matters submitted to a vote of Parent's stockholders. This agreement is applicable to the matters set forth in the Proxy Statement, dated March 21, 1994, for stockholder approval at Parent's 1994 Annual Meeting of Stockholders to be held on Tuesday, April 19, 1994. If you have not yet received this Proxy Statement in the mail, it should arrive soon.

                                Sincerely,


                                Laura J. Corwin

/tdc

cc:    W. Lincoln Boyden
       Rhonda L. Brauer
       Solomon B. Watson IV

                THE NEW YORK TIMES COMPANY EMPLOYEE
                        STOCK PURCHASE PLAN

       SECTION 1.     Purpose.

       The Employee Stock Purchase Plan (the "Plan") of The New York Times Company ("The Times") is designed to provide an opportunity for the employees of The Times and its designated subsidiaries to purchase shares of the Class A Common Stock (the "Stock") of The Times through voluntary systematic payroll deductions. It is the purpose and policy of the Plan to provide employees with an opportunity to acquire an additional interest in the economic progress of The Times and a further incentive to promote its best interests.

       SECTION 2.     Offerings Under the Plan.

       From time to time within the limits of the Plan, shares of the Stock will be made available for purchase only by employees through offers of the Stock made on behalf of
  The Times by its Board of Directors (the "Board"). The Board shall designate the subsidiaries of The Times whose employees may participate in an offering under the Plan and shall within the limits of the Plan fix the terms and conditions of each offering. Except as provided in Section 3 of the Plan, all employees participating in an offering shall have thesame rights and privileges to purchase Stock under the Plan.


       SECTION 3.     Employees  Eligible  and  Participation  by
                      Such Employees.

       All regular, full-time employees of The Times and of such subsidiaries as may be designated by the Board shall be eligible to participate in the Plan, except that the Board in its discretion may exclude, on a uniform basis, from any offering or offerings: (a) employees who at the time of an offering have been employed less than two (2) years, (b) employees whose customary employment is twenty (20) hours or less per week, (c) employees whose customary employment is for not more than five (5) months in any calendar year, and (d) employees who have been granted restricted or qualified stock options as those terms are used in the Internal Revenue Code 1954, as currently in effect or as it may hereafter be amended, under The New York Times Company Executive Incentive Compensation Plan. The number of shares that may be purchased by an employee under any one offering shall bear a uniform relationship to the basic compensation of such employee over a period of time in which such compensation is paid (the "Purchase Period"). However, an employee owning or who would own directly or indirectly more than five percent (5%) of the total combined voting power or value of all classes of stock of The Times, its parent or any subsidiary corporation immediately after any offering under the Plan in which the participates or in which he is otherwise eligible to participate, will not be eligible to participate in the Plan or any offering made thereunder. No employee shall











                                          3
  be granted he right to purchase shares of the Stock which would permit his total rights to purchase Stock, under all employee stock purchase plans of The Times, to accrue at a rate which exceeds $25,000 of fair market value of such Stock,determined at the time such rights are granted, for each calendar year during which rights to purchase such Stock are outstanding at any time.


       SECTION 4.     Shares Subject to the Plan.

       The shares which may be offered under the Plan may be treasury Stock, unissued Stock, or The Times may go into the market and purchase Stock for sale. The number of shares of Stock to be sold under the Plan shall not exceed 21,800,000 shares, except as such number may be adjusted pursuant to
  Section 9. All shares offered under the Plan and for any reason not purchased as well as all shares not previously offered will be available for subsequent offerings.

  SECTION 5.  Price.

       The price at which shares may from time to time be offered shall be fixed by the Board, but shall not be less than the lower of (a) 85% of the fair market value of the Stock on the date of offering (the "Offering Price"), or (b) 85% of the fair market value of the Stock on the last day of the Purchase Period, except as provided in Section 6.

  SECTION 6. Payroll Deductions, Interest and Right of
             Cancellation.

       Shares purchased under the Plan will be paid for by payroll deductions during the Purchase Period, which shall not exceed 27 months, without the right of prepayment. Interest will accrue on the amounts deducted at a rate and in a manner fixed by the Board. Each participant will have the right to cancel his election to purchase shares under the Plan at any time prior to the last day of the Purchase Period and in such case any amount paid by such participant in respect of such shares will be returned to him with interest. The Board will also make provision with respect to the rights of participants in the event of retirement, death, termination of employment, temporary layoff, or authorized leave of absence, including without limitation a provision that a participant whose employment has terminated through death or retirement or otherwise may purchase Stock within three
  (3) months thereafter at the Offering Price or 85% of the fair market value of the Stock at the date of such purchase, whichever is lower.


















                                          4

  SECTION 7.  Issue of Shares.

       No shares purchased under the Plan will be issued except at the end of the Purchase Period and only upon such issuance will participants have, with respect to such shares, any of the rights of a stockholder.


  SECTION 8.  Assignability.

       The rights of a  participant will  not be transferable  by
  him  other   than  by   will  or  the   laws  of  descent   and
  distribution, and will be exercisable during his lifetime only by him.


  SECTION 9.  Effects of Changes in Shares.

       If at any time The Times shall take any action, whether by stock dividend, stock split, combination of shares, or
  otherwise,  which  results  in  a  proportionate   increase  or
  decease in the number of shares of Stock theretofore issued and outstanding, the number of shares covered under the Plan shall be increased or decreased proportionately, and the price in Section 5 adjusted proportionately, and such other adjustment shall be made as may be equitable by the Board or the Committee.


  SECTION 10. Administration of the Plan.

       The Plan shall be administered by the Board or a Committee appointed by the Board of three or more of its members (the "Committee"). The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may from time to time confer upon it. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all employees participating in the Plan and any person claiming or under or through any such employee.


  SECTION 11. Amendment or Discontinuance.

       The Board may amend or discontinue the Plan at any time. No such amendment, however, may increase the maximum number of shares that may be offered, decrease the minimum price pursuant to Section 5 or change the class of employees eligible to participate under the Plan without the approval of a majority of the shares of The Times then issued and outstanding and entitled to vote thereon.

















                                          5

  SECTION 12. Approval by Stockholders.

       This Plan must be approved by the Class A and Class B Common stockholders of The Times on or before December 17, 1969. If no such approval is obtained, then all amounts in the accounts of participating employees shall be promptly refunded, including any interest credited thereon.